UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

X    Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant under Rule 14a-12

                              MEMBERS MUTUAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        (1)       Amount Previously Paid:
        (2)       Form, Schedule or Registration Statement No.:
        (3)       Filing Party:
        (4)       Date Filed:

[LOGO OF MEMBERS
  MUTUAL FUNDS]
   MEMBERS(TM)
  MUTUAL FUNDS

May 4, 2009

Dear Shareholder of the MEMBERS Mutual Funds:

You are receiving this Proxy Statement because you are a shareholder of MEMBERS(R) Mutual Funds.

A joint special meeting of the shareholders of the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund and International Stock Fund (together, "Funds," and each, a "Fund"), each a series of MEMBERS Mutual Funds, will be held at 5810 Mineral Point Road, Madison, Wisconsin, on June 25, 2009 at 9:00 a.m., Central Time, or any adjournments or postponements ("Meeting").

In connection with the Meeting, you are being asked to vote on several proposals. In particular, we are asking you to consider approving a new investment manager, Madison Asset Management, LLC, which will be a joint venture between CUNA Mutual Insurance Society and Madison Investment Advisors, Inc. Since 1974, Madison Investment Advisors, Inc. has served investment management clients with a blend of investment philosophy and process, disciplined thinking and a spirit of independence. The proposed transaction would give the Funds access to the impressive investment expertise Madison Investment Advisors, Inc. has to offer as well as the potential for new distribution avenues that may improve the Funds' economies of scale. In connection with the proposed transaction, Madison Asset Management, LLC has agreed that for two years following the close of the proposed transaction, it would limit most fees and expenses so as not to exceed those incurred by the Funds for the fiscal year ended October 31, 2008. Also, Madison Asset Management, LLC is expected to offer employment to many of the MEMBERS Capital Advisors, Inc. staff currently serving the Funds. We are excited about this opportunity to combine the investment and operations personnel currently serving the Funds with Madison Investment Advisors, Inc.'s additional investment expertise, resources and distribution potential. More information about Madison Investment Advisors, Inc. and Madison Asset Management, LLC is provided in the attached proxy statement. Additional proposals include electing certain members of the Board of Trustees, amending a fundamental investment policy regarding borrowing and approving investment subadvisors.

To save printing costs and operations expenses, we have created a single combined proxy statement that encompasses all of the proposals on which shareholders will vote. Therefore, some of the proposals may not apply to you. To help identify the specific issues that affect you, please refer to the proxy card.

THE FUNDS' BOARD OF TRUSTEES HAS CONCLUDED THAT THESE PROPOSALS ARE IN THE BEST INTEREST OF FUND SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Meeting, please complete, sign and return your proxy card as soon as possible so that your vote may be counted. A postage-paid envelope is enclosed for this purpose. You may also provide proxy voting instructions by Internet, facsimile or telephone by following the instructions on the enclosed proxy card. Please provide your proxy voting instructions as soon as possible.

Thank you for your prompt attention and participation.

Sincerely

/s/ David P. Marks

David P. Marks
President
MEMBERS Mutual Funds

                              MEMBERS MUTUAL FUNDS
                   5910 Mineral Point Road, Madison, WI 53705

Notice is hereby given that a joint special meeting ("Meeting") of the shareholders of the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Fund and International Stock Fund (together, "Funds," and each, a "Fund"), each a series of MEMBERS Mutual Funds, will be held on June 25, 2009 at 5810 Mineral Point Road, Madison, Wisconsin 53705, at 9:00 a.m., Central Time or any adjournments or postponements of the Meeting

The Meeting will be held to vote on the following proposals:

   1) Election of certain members of the Board of Trustees;
   2) Approval of an investment advisory agreement with a new investment advisor;
   3) Amendment of a fundamental investment policy regarding borrowing;
   4) Approval of investment subadvisors; and
   5) Such other matters as may properly come before the Meeting.

Shareholders of the Funds as of April 17, 2009 have the right to vote. A Proxy Statement is available that describes the proposals, and a Proxy Card is enclosed for you to provide your proxy voting instructions.

YOUR VOTE ON THESE PROPOSALS IS IMPORTANT. Please provide your proxy voting instructions as soon as possible to save the expense of additional solicitations. You can provide proxy voting instructions quickly and easily by completing and mailing the enclosed Proxy Card, or by providing proxy voting instructions by Internet, facsimile or telephone. Just follow the simple instructions that appear on your enclosed Proxy Card. Please help avoid the expense of a follow-up mailing by providing your proxy voting instructions today.

By Order of the Board of Trustees

Holly S. Baggot
Secretary

May 4, 2009

                           FREQUENTLY ASKED QUESTIONS

Q. WHAT ARE THE PROPOSALS FOR THE UPCOMING SPECIAL SHAREHOLDER MEETING ON JUNE 25, 2009 ("MEETING")?
A. CUNA Mutual Insurance Society has agreed to enter into a joint venture with Madison Investment Advisors, Inc. At the Meeting, you will be asked to approve a number of proposals, some of which are related to the joint venture, including (1) election of certain members of the Board of Trustees; (2) approval of an investment advisory agreement with a new investment advisor; (3) amendment of a fundamental investment policy regarding borrowing; and (4) approval of investment subadvisors ("Proposals").

Q.   HAS THE BOARD OF TRUSTEES APPROVED THESE PROPOSALS?
A. The Board of Trustees has approved and recommends a vote in favor of each Proposal.

Q.   WHAT HAPPENS IF PROPOSAL 1 IS NOT APPROVED?
A. The four nominees with the most votes will be elected. Therefore, we anticipate that all nominees will be elected.

Q.   WHAT HAPPENS IF PROPOSAL 2 IS NOT APPROVED?
A. The joint venture is contingent upon the approval of Proposal 2. If not all Funds approve Proposal 2, the joint venture is not expected to go forward. In that case, even those Funds that have approved Proposal 2 will not enter into an agreement with the proposed new investment advisor. Also, Mr. Blake, Ms. Frank, Mr. Imhoff and Mr. Wheeler would not serve on the Board of Trustees, even if they have been elected. If the joint venture does not go forward, the Board of Trustees is likely to consider alternative measures, such as a different investment advisor, Fund reorganizations and/or Fund liquidations.

Q.   WHAT HAPPENS IF PROPOSAL 2 IS APPROVED?
A. If Proposal 2 is approved and the other contingencies to the joint venture are satisfied, Madison Asset Management, LLC will become the new investment advisor for the Funds. Madison Asset Management, LLC shares the investment personnel and other resources of its parent, Madison Investment Advisors, Inc. Therefore, the Funds are not only expected to continue to have access to those personnel currently providing management services who are expected to be employed by Madison Asset Management, LLC after the close of the transaction, but would also be able to take advantage of the additional investment expertise, resources and distribution potential Madison Asset Management, LLC offers through its affiliation with Madison Investment Advisors, Inc. Madison Asset Management, LLC is intended to be operated as a joint venture between Madison Investment Advisors, Inc. and CUNA Mutual Insurance Society, in which CUNA Mutual Insurance Society would have an ownership interest as well as certain Fund oversight responsibility. CUNA Mutual Insurance Society would also continue to provide services to the owners of its variable annuity contracts and variable life insurance policies that have allocated contract value to subaccounts investing in the Funds.

Q.   WILL MY FUND'S EXPENSES INCREASE?
A. Each Fund's management fee will remain the same. In addition, Madison Asset Management, LLC will enter into agreements that will have the effect of capping most fees and expenses of each Fund to no more than the amount of such fees and expenses (as a percentage of assets) incurred by the Fund for the fiscal period ended October 31, 2008.

Q.   WHAT HAPPENS IF PROPOSAL 3 IS NOT APPROVED?
A. Any Fund that does not approve Proposal 3 will continue to operate under the current fundamental investment limitation regarding borrowing.

Q.   WHAT HAPPENS IF PROPOSAL 4 IS NOT APPROVED?
A. Approval of Proposal 4.a would provide the investment advisor the authority to enter into and materially amend investment subadvisory agreements without, in each case, obtaining shareholder approval ("manager of managers authority"). MEMBERS Capital Advisors, Inc., the Funds' current investment advisor, currently has manager of managers authority with respect to all Funds. If Proposal 4.a is not approved, it will not affect MEMBERS Capital Advisors, Inc.'s manager of managers authority with respect to any of the Funds.

     Madison Asset Management, LLC, the proposed new investment advisor, currently does not have manager of managers authority with respect to any Fund, but has applied to the Securities and Exchange Commission ("SEC") for an exemptive order that would grant it the authority subject to shareholder approval. If Proposal 4.a is not approved or the SEC does not grant the exemptive order, Madison Asset Management, LLC will not have manager of managers authority for any Fund. Without manager of managers authority, the investment advisor would need to seek shareholder approval to retain a new subadvisor, or to materially amend an existing subadvisory agreement.

     If Madison Asset Management, LLC becomes the investment advisor to the Funds, it plans to enter into its own subadvisory agreements with each of the subadvisors that currently manage a Fund (except for the Mid Cap Value and Mid Cap Growth Funds, which Madison Asset Management, LLC intends to manage internally). If Proposal 4.a is approved and the SEC grants the exemptive order, Madison Asset Management, LLC will be able to enter into these agreements without further shareholder approval. Alternatively, Proposals 4.b-4.e would also provide Madison Asset Management, LLC the authority to enter into these agreements. If Madison Asset Management, LLC becomes the new investment advisor, but is not given authority to enter into its own agreements with the Funds' current investment subadvisors (either through the SEC exemptive order and approval of Proposal 4.a or through approval of Proposals 4.b-4.e), the subadvisors currently managing the Funds will no longer be able to do so, and Madison Asset Management, LLC would need to manage these Funds internally.

Q.   WHO IS ENTITLED TO VOTE?
A. Shareholders of the MEMBERS Mutual Funds as of the record date, which was April 17, 2009, have the right to vote.

Q.   HOW CAN I VOTE?
A. Please refer to the enclosed proxy card for information on providing proxy voting instructions by mail, Internet, facsimile or telephone. In addition, shareholders may vote in person at the Meeting.

                              MEMBERS MUTUAL FUNDS
                             5910 Mineral Point Road
                                Madison, WI 53705

                                   May 4, 2009

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

This Proxy Statement is being furnished on behalf of the Board of Trustees ("Board") of the MEMBERS Mutual Funds ("Trust") to shareholders of record as of April 17, 2009 ("Record Date") of the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund and/or International Stock Fund (together, "Funds," and each, a "Fund"), each a series of the Trust. This Proxy Statement and attached materials are being mailed on or about May 4, 2009.

A joint special meeting of shareholders of the Trust ("Meeting") is to be held on June 25, 2009 at 5810 Mineral Point Road, Madison, Wisconsin 53705, at 9:00 a.m., Central Time for the purposes of voting on the matters set forth below and such other matters as may properly come before the Meeting.

---------------------------------------------------------------------------------
Proposal                                        Record Date Shareholders Entitled
                                                To Vote
---------------------------------------------------------------------------------
1.01  To elect Philip E. Blake to the Board     All shareholders of the Trust,
      of Trustees of the Trust to serve until   voting together as a group
      his successor has been duly elected
      and qualified or until his retirement,
      resignation, death or removal.
---------------------------------------------------------------------------------
1.02  To elect Katherine L. Frank to the        All shareholders of the Trust,
      Board of Trustees of the Trust to         voting together as a group
      serve until her successor has been
      duly elected and qualified or until
      her retirement, resignation, death
      or removal.
---------------------------------------------------------------------------------
1.03  To elect James R. Imhoff, Jr. to the      All shareholders of the Trust,
      Board of Trustees of the Trust to serve   voting together as a group
      until his successor has been duly
      elected and qualified or until his
      retirement, resignation, death or
      removal.
---------------------------------------------------------------------------------
1.04  To elect Lorence D. Wheeler to the        All shareholders of the Trust,
      Board of Trustees of the Trust to         voting together as a group
      serve until his successor has been
      duly elected and qualified or until
      his retirement, resignation, death
      or removal.
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Proposal                                        Record Date Shareholders Entitled
                                                To Vote
---------------------------------------------------------------------------------
2.    To approve an investment advisory         All shareholders of each Fund,
      agreement by and between the Trust,       voting separately by Fund
      on behalf of each of the Funds, and
      Madison Asset Management, LLC.
---------------------------------------------------------------------------------
3.    To amend and restate the fundamental      All shareholders of each Fund,
      investment restriction regarding the      voting separately by Fund
      ability of each Fund to borrow.
---------------------------------------------------------------------------------
4.a   To approve manager of managers            All shareholders of each Fund,
      authority.                                voting separately by Fund
---------------------------------------------------------------------------------
4.b   To approve a subadvisory agreement        All shareholders of the High
      between Madison Asset Management,         Income Fund, voting together as a
      LLC and Shenkman Capital Management,      group
      Inc. with respect to the High Income
      Fund.
---------------------------------------------------------------------------------
4.c   To approve a subadvisory agreement        All shareholders of the Small Cap
      between Madison Asset Management,         Value Fund, voting together as a
      LLC and Wellington Management             group
      Company LLP with respect to
      the Small Cap Value Fund.
---------------------------------------------------------------------------------
4.d   To approve a subadvisory agreement        All shareholders of the Small Cap
      between Madison Asset Management,         Growth Fund, voting together as a
      LLC and Paradigm Asset Management,        group
      LLC with respect to the Small Cap
      Growth Fund.
---------------------------------------------------------------------------------
4.e   To approve a subadvisory agreement        All shareholders of the
      between Madison Asset Management,         International Stock Fund, voting
      LLC and Lazard Asset Management,          together as a group
      LLC with respect to the International
      Stock Fund.
---------------------------------------------------------------------------------

Copies of the Trust's most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to:
MEMBERS Mutual Funds, P O box 8390, Boston, MA 02266-8390 or by calling 1-800-877-6089.

                                TABLE OF CONTENTS

                                                                            Page
SUMMARY......................................................................  1

   Proposed Transaction......................................................  1

   The Trust.................................................................  2

   Solicitation of Votes.....................................................  2

   Shareholder Information...................................................  3

   Quorum....................................................................  6

   Adjournments and/or Postponements.........................................  6

PROPOSAL 1 - ELECTION OF TRUSTEE NOMINEES TO THE BOARD OF TRUSTEES...........  6

   Trustee and Officer Information...........................................  6

   Responsibilities of the Board............................................. 13

   Committee and Board Meetings.............................................. 13

   Shareholder Communications................................................ 14

   Compensation of Trustees and Officers..................................... 14

   Required Vote............................................................. 15

PROPOSAL 2 - TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN
THE TRUST, ON BEHALF OF EACH OF THE FUNDS, AND MADISON ASSET
MANAGEMENT, LLC.............................................................. 15

   The Current Management Agreement.......................................... 15

   The Proposed Investment Advisory Agreement................................ 18

   Management of Similar Funds............................................... 19

   Board Considerations in Approving the Proposed Investment Advisory
   Agreement................................................................. 20

   Required Vote............................................................. 23

PROPOSAL 3 - TO AMEND AND RESTATE THE FUNDAMENTAL INVESTMENT RESTRICTION
REGARDING THE ABILITY OF EACH FUND TO BORROW................................. 24

   Required Vote............................................................. 24

PROPOSAL 4 - TO APPROVE INVESTMENT SUBADVISORS............................... 24

   Introduction.............................................................. 25

   Proposal 4.a - To Approve Manager of Managers Authority................... 25

   Required Vote............................................................. 26

   Proposals 4.b-4.e - To Approve Subadvisory Agreements Between MAM and
   Certain Subadvisors....................................................... 27

   Required Vote............................................................. 37

ADDITIONAL INFORMATION....................................................... 37

   Independent Registered Public Accounting Firm............................. 37

   Custodian................................................................. 38

   Principal Underwriter..................................................... 38

   Transfer Agent............................................................ 38

   Administrator............................................................. 38

   Other Business............................................................ 38

   Shareholder Proposals..................................................... 38

   Householding.............................................................. 38

   Important Notice Regarding the Availability of Proxy Materials............ 38

APPENDIX A - PROPOSED INVESTMENT ADVISORY AGREEMENT..........................A-1

APPENDIX B - PROPOSED SUBADVISORY AGREEMENT..................................B-1

                                     SUMMARY

PROPOSED TRANSACTION
CMIS and its indirect wholly owned subsidiary, MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment advisor, and certain of their affiliates, have entered into an agreement with Madison Investment Advisors, Inc. ("Madison"), and certain of its affiliates, under which a subsidiary of Madison, Madison Asset Management, LLC ("MAM"), would acquire certain of CMIS' and MCA's assets in exchange for providing CMIS cash and an interest in MAM ("Proposed Transaction"). See "Proposal 2, Board Considerations in Approving the Proposed Investment Advisory Agreement-Consideration of the Proposed Transaction" below. In connection with the Proposed Transaction, MAM is expected to offer employment to most of the investment and operations personnel employed by CMIS and/or MCA who currently provide services to the Funds. In that regard, the Funds would not only continue to have access to those personnel, but also have access to the additional investment expertise, resources and potential distribution channels MAM offers through its affiliation with Madison.

Since 1974, Madison has served investment management clients with a blend of investment philosophy and process, disciplined thinking and a spirit of independence. Madison and its subsidiaries managed an aggregate of approximately $7.5 billion of actively managed mutual funds, fixed-income portfolios, risk-sensitive equity accounts and personalized balanced portfolios as of December 31, 2008. Madison is a 100% employee-owned firm, with approximately 75 full-time employees, including 42 investment professionals, housed in offices in Madison, Wisconsin; Scottsdale, Arizona and Chicago, Illinois. Madison and its subsidiaries provide asset management for insurance companies, nationally marketed separately managed account programs ("wrap" accounts), retirement plans, municipalities, high-net-worth individuals and a variety of other institutional investors, including the Madison Mosaic Family of Mutual Funds and two closed-end investment companies traded on the New York Stock Exchange, and specialize in custom-tailored separate account management.

Because Madison is an employee-owned company, certain employees and officers of Madison are also interested parties in the Proposed Transaction. In particular, Frank E. Burgess is the founder, President, Director and majority owner of Madison. In addition, in Proposal 1, the Board has nominated four new persons, Philip E. Blake, Katherine L. Frank, James R. Imhoff, Jr. and Lorence D. Wheeler, to serve as Trustees to the Trust. These Trustee nominees currently serve as trustees for other investment companies advised by a Madison subsidiary. Ms. Frank is also employed by and an officer of Madison and certain of its affiliates.

In connection with the Proposed Transaction, MAM has agreed, for the minimum time periods specified in Section 15(f) of the Investment Company Act of 1940, as amended ("1940 Act"), and to use its best efforts to cause the Board to take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least 75% of the Board are not "interested persons" (as that term is defined in the 1940 Act) of the Funds' investment advisor or any interested person; (ii) no "unfair burden" (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed as a result of the Proposed Transaction; and (iii) each vacancy on the

Board is filled by a person who is not an interested person of the Funds' investment advisor so as to comply with Section 15(f) of the 1940 Act and has been selected and proposed for election by a majority of the Board who are not interested persons.

The Proposed Transaction is contingent upon a number of conditions, which include, but are not limited to, (1) election by the shareholders of the Trust and the Ultra Series Fund of Mr. Blake, Ms. Frank, Mr. Imhoff and Mr. Wheeler to serve on the Board; (2) approval of shareholders of the Trust and the Ultra Series Fund of a new agreement with MAM; and (3) granting by U.S. Securities and Exchange Commission ("SEC") of "no-action" relief and exemptive orders governing two issues. One issue, which relates to the ability of MAM to enter into and materially amend subadvisory agreements without, in each case, obtaining shareholder approval, is described in Proposal 4. With respect to the other issue, MCA, certain Funds and certain series of the Ultra Series Fund currently operate under an exemptive order that allows them to invest in other investment companies and other securities in a manner that would otherwise be prohibited by the 1940 Act, commonly known as a "fund of funds" arrangement. If the related "no-action" relief and exemptive order are granted, MAM, the Funds and Ultra Series Fund would be allowed to continue to operate in a similar manner after the Proposed Transaction is consummated. If all of the conditions of the Proposed Transaction are not satisfied, the Proposed Transaction may not occur. In that case, Mr. Blake, Ms. Frank, Mr. Imhoff and Mr. Wheeler are not expected to serve on the Board, even if Proposal 1 is approved. In addition, MAM would not become the investment advisor to the Trust, even if Proposal 2 is approved.

THE TRUST
The Trust was organized under the laws of the state of Delaware on May 21, 1997 and is a Delaware statutory trust. As a Delaware statutory trust, the Trust's operations are governed by its Amended and Restated Declaration of Trust dated May 29, 2008 and its Certificate of Trust dated May 16, 1997. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act. The Trust is comprised entirely of the 14 Funds.

Each share has one vote for each dollar of net asset value as of the Record Date, and fractional votes are counted. If a proxy card is received that does not specify a choice, its timely receipt will be considered as an instruction to vote in favor of the Proposals. Consistent with the foregoing, proxy voting instructions to abstain with respect to a Proposal, and broker "non-votes" (voting instructions received from brokers or other nominees indicating that they have not received instructions from the owner or other persons entitled to give voting instructions) will effectively be votes against the Proposal.

SOLICITATION OF VOTES
Votes are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of CMIS or its affiliates, who will not be separately compensated for such activities, and/or by Georgeson, Inc., a professional proxy solicitor, for an estimated fee of $7,500 plus certain expenses. Brokers and other nominees may be reimbursed for their reasonable expenses in communicating with the person(s) for whom they hold shares of a Fund. The cost of the solicitation will be borne by Madison, CMIS and/or their affiliates, but not by the Funds. Shareholders should provide proxy voting instructions by completing the enclosed Proxy Card and mailing it to the address shown on the Proxy Card.

Shareholders may revoke proxy voting instructions at any time prior to the Meeting by notifying the Funds in writing: CUNA Mutual Insurance Society, ATTN:
Legal, 4th Floor, 5910 Mineral Point Road, Madison, Wisconsin 53705.

SHAREHOLDER INFORMATION
As of the close of business on the Record Date, there were issued and outstanding shares and net assets of each Fund as shown below. Each Fund had several classes of shares outstanding as of the Record Date.

-----------------------------------------------------------------------------------
Fund/Class                                 Outstanding Shares          Net Assets
-----------------------------------------------------------------------------------
Aggressive Allocation A                        2,349,011.243         $15,832,335.78
-----------------------------------------------------------------------------------
Aggressive Allocation B                          928,657.908           6,231,294.56
-----------------------------------------------------------------------------------
Aggressive Allocation C                           35,405.013             237,921.69
-----------------------------------------------------------------------------------
Bond A                                         4,147,482.901          41,060,080.72
-----------------------------------------------------------------------------------
Bond B                                         1,249,680.768          12,384,336.41
-----------------------------------------------------------------------------------
Bond Y                                        13,077,446.256         129,466,717.93
-----------------------------------------------------------------------------------
Cash Reserves A                               19,411,593.029          19,411,593.03
-----------------------------------------------------------------------------------
Cash Reserves B                                5,301,255.368           5,301,255.37
-----------------------------------------------------------------------------------
Conservative Allocation A                      2,505,325.579          20,994,628.35
-----------------------------------------------------------------------------------
Conservative Allocation B                        610,179.481           5,113,304.05
-----------------------------------------------------------------------------------
Conservative Allocation C                        253,868.300           2,129,955.04
-----------------------------------------------------------------------------------
Diversified Income A                           6,927,435.111          64,563,695.23
-----------------------------------------------------------------------------------
Diversified Income B                           2,146,307.329          20,089,436.60
-----------------------------------------------------------------------------------
High Income A                                  3,396,998.173          20,517,868.96
-----------------------------------------------------------------------------------
High Income B                                    816,286.067           4,987,507.87
-----------------------------------------------------------------------------------
High Income Y                                 10,219,948.688          61,626,290.59
-----------------------------------------------------------------------------------
International Stock A                          2,288,223.492          17,436,263.01
-----------------------------------------------------------------------------------
International Stock B                            596,826.955           4,482,170.43
-----------------------------------------------------------------------------------
International Stock Y                         11,885,678.634          90,450,014.40
-----------------------------------------------------------------------------------
Large Cap Growth A                             3,437,238.825          38,600,192.00
-----------------------------------------------------------------------------------
Large Cap Growth B                               951,866.067           9,927,963.08
-----------------------------------------------------------------------------------
Large Cap Growth Y                             7,118,083.173          80,363,159.02
-----------------------------------------------------------------------------------
Large Cap Value A                              5,274,243.435          47,679,160.65
-----------------------------------------------------------------------------------
Large Cap Value B                              1,114,592.394           9,931,018.23
-----------------------------------------------------------------------------------
Large Cap Value Y                              6,704,988.822          60,613,098.95
-----------------------------------------------------------------------------------
Mid Cap Growth A                               3,514,544.398          13,987,886.70
-----------------------------------------------------------------------------------
Mid Cap Growth B                               1,051,425.049           3,911,301.18
-----------------------------------------------------------------------------------
Mid Cap Growth Y                               4,505,226.724          18,065,959.16
-----------------------------------------------------------------------------------
Mid Cap Value A                                2,655,322.779          19,357,303.06
-----------------------------------------------------------------------------------
Mid Cap Value B                                  859,281.119           5,929,039.72
-----------------------------------------------------------------------------------
Mid Cap Value Y                                  453,364.825           3,345,832.41
-----------------------------------------------------------------------------------
Moderate Allocation A                          6,668,855.845          50,483,238.75
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class                                 Outstanding Shares          Net Assets
-----------------------------------------------------------------------------------
Moderate Allocation B                          2,228,729.785          16,849,197.17
-----------------------------------------------------------------------------------
Moderate Allocation C                            290,490.785           2,196,110.33
-----------------------------------------------------------------------------------
Small Cap Growth A                                57,766.716             315,406.27
-----------------------------------------------------------------------------------
Small Cap Growth B                                10,866.552              58,353.38
-----------------------------------------------------------------------------------
Small Cap Growth Y                             2,330,866.719          12,796,458.29
-----------------------------------------------------------------------------------
Small Cap Value A                                152,056.666           1,017,259.10
-----------------------------------------------------------------------------------
Small Cap Value B                                 10,535.257              70,164.81
-----------------------------------------------------------------------------------
Small Cap Value Y                              2,362,832.413          15,736,463.87
-----------------------------------------------------------------------------------

As of the Record Date, the following persons owned more than 5% of the outstanding voting securities of any class of a Fund.

-----------------------------------------------------------------------------------
Fund/Class             Shareowner                                       Ownership %
-----------------------------------------------------------------------------------
Aggressive             Erin Mcgowan, Somerset, NJ  08873                      15.02
Allocation C           ------------------------------------------------------------
                       Pershing LLC, Jersey City, NJ  07303*                   7.36
                       ------------------------------------------------------------
                       Pershing LLC, Jersey City, NJ  07303*                   6.84
                       ------------------------------------------------------------
                       Pershing LLC, Jersey City, NJ  07303*                   5.97
                       ------------------------------------------------------------
                       Pershing LLC, Jersey City, NJ  07303*                   5.42
                       ------------------------------------------------------------
                       Jesus S Mendiola, Missouri City, TX 77459               5.24
                       ------------------------------------------------------------
                       Scott Horan, Waterloo, IA 50701                         5.00
-----------------------------------------------------------------------------------
Bond Y                 Ultra Series Moderate Allocation Fund(+)               34.85
                       ------------------------------------------------------------
                       Ultra Series Conservative Allocation Fund(+)           30.94
                       ------------------------------------------------------------
                       MEMBERS Moderate Allocation Fund(+)                     9.50
                       ------------------------------------------------------------
                       MEMBERS Conservative Allocation Fund(+)                 6.57
                       ------------------------------------------------------------
                       Trust Under CMIS NQ DC Plans For Employees
                       Post-04-DC State Street Trustee+                        5.77
-----------------------------------------------------------------------------------
Conservative           Pershing LLC, Jersey City, NJ  07303*                  12.07
Allocation C
-----------------------------------------------------------------------------------
High Income Y          Ultra Series Moderate Allocation Fund(+)               39.10
                       ------------------------------------------------------------
                       Ultra Series Conservative Allocation Fund(+)           27.44
                       ------------------------------------------------------------
                       MEMBERS Moderate Allocation Fund(+)                    10.71
                       ------------------------------------------------------------
                       Ultra Series Aggressive Allocation Fund(+)              7.60
                       ------------------------------------------------------------
                       MEMBERS Conservative Allocation Fund(+)                 5.90
-----------------------------------------------------------------------------------
International Stock Y  Ultra Series Moderate Allocation Fund(+)               41.02
                       ------------------------------------------------------------
                       Ultra Series Aggressive Allocation Fund(+)             16.60
                       ------------------------------------------------------------
                       Ultra Series Conservative Allocation Fund(+)           12.56
                       ------------------------------------------------------------
                       MEMBERS Moderate Allocation Fund(+)                    11.55
-----------------------------------------------------------------------------------
Large Cap Growth Y     Ultra Series Moderate Allocation Fund(+)               38.51
                       ------------------------------------------------------------
                       Ultra Series Aggressive Allocation Fund(+)             15.63
                       ------------------------------------------------------------
                       Ultra Series Conservative Allocation Fund(+)           15.27
                       ------------------------------------------------------------
                       MEMBERS Moderate Allocation Fund(+)                    10.81
-----------------------------------------------------------------------------------
Large Cap Value Y      Ultra Series Moderate Allocation Fund(+)               37.01
                       ------------------------------------------------------------
                       Ultra Series Conservative Allocation Fund(+)           15.96
                       ------------------------------------------------------------
                       Ultra Series Aggressive Allocation Fund(+)             11.18
                       ------------------------------------------------------------
                       MEMBERS Moderate Allocation Fund(+)                    10.05
                       ------------------------------------------------------------
                       Trust Under CMIS NQ DC Plans For Employees
                       Pre-05-DB State Street Trustee(+)                       5.38
-----------------------------------------------------------------------------------

 * Ownership represents ownership of record rather than beneficial ownership. (+) Address: 5910 Mineral Point Road, Madison, WI 53705

-----------------------------------------------------------------------------------
Fund/Class             Shareowner                                       Ownership %
-----------------------------------------------------------------------------------
Large Cap Value Y      Trust Under CMIS NQ DC Plans For Employees
                       Pre-05-DC State Street Trustee(+)                       5.19
-----------------------------------------------------------------------------------
Mid Cap Growth Y       Ultra Series Moderate Allocation Fund(+)               39.43
                       ------------------------------------------------------------
                       Ultra Series Aggressive Allocation Fund(+)             27.42
                       ------------------------------------------------------------
                       MEMBERS Moderate Allocation Fund(+)                    10.76
                       ------------------------------------------------------------
                       MEMBERS Aggressive Allocation Fund(+)                   7.69
                       ------------------------------------------------------------
                       Trust Under CMIS NQ DC Plans For Employees
                       Post-04-DC State Street Trustee(+)                      6.90
-----------------------------------------------------------------------------------
Mid Cap Value Y        Trust Under CMIS NQ DC Plans For Employees
                       Pre-05-DB State Street Trustee(+)                      50.45
                       ------------------------------------------------------------
                       Trust Under CMIS NQ DC Plans For Employees
                       Post-04-DC State Street Trustee(+)                     25.57
                       ------------------------------------------------------------
                       Trust Under CMIS NQ DC Plan 'For Directors
                       State Street Trustee(+)                                 9.34
                       ------------------------------------------------------------
                       Trust Under CMIS NQ DC Plans For Employees
                       Pre-05-DC State Street Trustee(+)                       7.41
                       ------------------------------------------------------------
                       Trust Under CMIS NQ DC Plans For Employees
                       Post-04-DB State Street Trustee(+)                      7.23
-----------------------------------------------------------------------------------
Moderate Allocation C  Lonnie C Rogers, Danbury, CT  06810                     6.89
                       ------------------------------------------------------------
                       Sue L Reinhold, Pittsburgh, PA 15220                    5.31
-----------------------------------------------------------------------------------
Small Cap Growth A     Alaska USA Federal Credit Union, Anchorage,
                       AK 99519                                               13.72
                       ------------------------------------------------------------
                       Superior Federal Credit Union 457(B) Plan,
                       Lima, OH 45807                                          8.93
                       ------------------------------------------------------------
                       Mark A Billings, Gifford, IL 61847                      5.78
-----------------------------------------------------------------------------------
Small Cap Growth B     Pershing LLC, Jersey City, NJ  07303*                  16.80
                       ------------------------------------------------------------
                       Pershing LLC, Jersey City, NJ  07303*                  12.34
                       ------------------------------------------------------------
                       Marian M Selleck, Cameron, WI 54822                     7.67
                       ------------------------------------------------------------
                       Ryan Hassebroek, Prior Lake, MN 55372                   7.55
                       ------------------------------------------------------------
                       Daniel Selleck, Cameron, WI 54822                       6.24
-----------------------------------------------------------------------------------
Small Cap Growth Y     Ultra Series Moderate Allocation Fund(+)               48.46
                       ------------------------------------------------------------
                       Ultra Series Aggressive Allocation Fund(+)             27.32
                       ------------------------------------------------------------
                       MEMBERS Moderate Allocation Fund(+)                    12.70
                       ------------------------------------------------------------
                       MEMBERS Aggressive Allocation Fund(+)                   7.66
-----------------------------------------------------------------------------------
Small Cap Value A      Stephen T O'Brien, Harvard, MA  01451                  76.91
-----------------------------------------------------------------------------------
Small Cap Value B      Pershing LLC, Jersey City, NJ  07303*                  10.73
                       ------------------------------------------------------------
                       John W Butler, Minneapolis, MN 55418                    9.08
                       ------------------------------------------------------------
                       David W Huckaby, Thompsons Stn, TN 37179                6.43
                       ------------------------------------------------------------
                       Pershing LLC, Jersey City, NJ  07303*                   6.05
                       ------------------------------------------------------------
                       James E Doyle, Piedmont, OK 73078                       5.46
                       ------------------------------------------------------------
                       Daniel Selleck, Cameron, WI 54822                       5.22
                       ------------------------------------------------------------
                       Richard L Peterson, La Crescent, MN 55947               5.09
-----------------------------------------------------------------------------------
Small Cap Value Y      Ultra Series Moderate Allocation Fund(+)               42.95
                       ------------------------------------------------------------
                       Ultra Series Aggressive Allocation Fund(+)             26.55
                       ------------------------------------------------------------
                       MEMBERS Moderate Allocation Fund(+)                    12.40
                       ------------------------------------------------------------
                       MEMBERS Aggressive Allocation Fund(+)                   6.80
-----------------------------------------------------------------------------------

 * Ownership represents ownership of record rather than beneficial ownership. (+) Address: 5910 Mineral Point Road, Madison, WI 53705

As of the Record Date, the Trustees or Trustee nominees owned shares of the Funds as follows:

                          Dollar Range of Equity Securities in the
                                          Trust(1)
                         ----------------------------------------------------------------------
                                                                             Aggregate Dollar
                                           Small                             Range of Equity
                         Aggressive        Cap          International         Securities in
Name of Trustee          Allocation       Growth           Stock           Fund Complex(1),(2)
-----------------------------------------------------------------------------------------------
Steven P. Riege         $1 - $10,000   $1 - $10,000                            $1 - $10,000
-----------------------------------------------------------------------------------------------
Richard E. Struthers                                  $10,001 - $50,000      $10,001 - $50,000
-----------------------------------------------------------------------------------------------

(1) Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000;
    $50,001-$100,000; and over $100,000.
(2) Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios.

As of the Record Date, the officers and Trustees of the Trust together beneficially owned less than 1% of each Fund's shares.

QUORUM
The presence, in person or by proxy, of the holders of at least 20% of the outstanding shares of each Fund constitutes a quorum for the Meeting for that Fund.

ADJOURNMENTS AND/OR POSTPONEMENTS
It is possible that the Trust may propose one or more adjournments or postponements of the Meeting. Any such adjournment or postponement with respect to each Fund will require an affirmative vote by the holders of a majority of the outstanding shares of that Fund present (in person or by proxy) at the Meeting. The proxies are expected to vote in favor of any proposed adjournment or postponement.

       PROPOSAL 1 - ELECTION OF TRUSTEE NOMINEES TO THE BOARD OF TRUSTEES.

There are four Trustee nominees: Philip E. Blake, Katherine L. Frank, James R. Imhoff, Jr. and Lorence D. Wheeler. Madison recommended to the Board that these persons be nominated as new Trustees of the Trust, although the current Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees") made their own decision to recommend these individuals to shareholders. None of the current Trustees or Trustee nominees is related to any other Trustee or Trustee nominee. Each Trustee nominee will be elected to serve until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

The Board knows of no reason why any of the Trustee nominees will be unable to serve and each of the nominees has indicated a willingness to serve or to continue to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. If the Proposed Transaction occurs, Rolf E. Bjelland, David P. Marks and Linda S. Foltz are not expected to continue to serve on the Board.

TRUSTEE AND OFFICER INFORMATION
Certain biographical and other information relating to the Trustees who will continue to serve and Trustee nominees who are or would be Independent Trustees is set forth below, including their year of birth, principal occupations for at least the last five years, the length of time served and other public directorships/trusteeships.

Each of the Independent Trustees oversees or will oversee all of the 14 Funds that make up the Trust. Each Independent Trustee also oversees or is nominated to oversee the 18 funds of the Ultra Series Fund.

--------------------------------------------------------------------------------------------
                             Position(s)
                             and Length                                        Other
Name, Address and             of Time        Principal Occupation(s)       Directorships/
Birth Year of                 Served         During Past Five Years         Trusteeships
--------------------------------------------------------------------------------------------
Philip E. Blake              Trustee         Retired investor.           Madison Mosaic
550 Science Drive            nominee                                     Funds (13), Madison
Madison, WI 53711                            Lee Enterprises, Inc.       Strategic Sector
1944                                         (news and advertising       Premium Fund, and
                                             publisher), Vice            Madison Claymore
                                             President-Publishing,       Covered Call Fund,
                                             1998-2001.                  2001-Present

                                             Madison Newspapers,         Madison Newspapers,
                                             Inc., President and         Inc., 1993-Present
                                             Chief Executive
                                             Officer, 1993-2000.         Meriter Hospital &
                                                                         Health Services,
                                                                         2000-Present

                                                                         Edgewood College,
                                                                         2003-Present
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                             Position(s)
                             and Length                                        Other
Name, Address and             of Time        Principal Occupation(s)       Directorships/
Birth Year of                 Served         During Past Five Years         Trusteeships
--------------------------------------------------------------------------------------------
James R. Imhoff, Jr.         Trustee         First Weber Group (real     Madison Mosaic
550 Science Drive            nominee         estate brokers), Chief      Funds (13), Madison
Madison, WI 53711                            Executive Officer,          Strategic Sector
1944                                         1996-Present                Premium Fund, and
                                                                         Madison Claymore
                                                                         Covered Call Fund,
                                                                         1996-Present

                                                                         Park Bank,
                                                                         1978-Present
--------------------------------------------------------------------------------------------
Steven P. Riege              Trustee,        The Rgroup (management      None
5910 Mineral Point Rd        2005-Present    consulting), Owner/
Madison, WI 53705                            President, 2001-Present
1954
                                             Robert W. Baird &
                                             Company (financial
                                             services), Senior Vice
                                             President-Marketing and
                                             Vice President-Human
                                             Resources, 1986-2001
--------------------------------------------------------------------------------------------
Richard E. Struthers         Chair, Audit    Clearwater Capital          Park Nicollet
5910 Mineral Point Rd        Committee,      Management, Chair and       Health
Madison, WI 53705            2006-Present    Chief Executive             Services,
1952                                         Officer, 1998-Present       2001-Present

                             Trustee,        Park Nicollet Health        MicroComponent
                             2004-Present    Services, Chair,            Technology, Inc.,
                                             2001-Present                2008-2009

                                             IAI Mutual Funds,
                                             President and Director,
                                             1992-1997
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                             Position(s)
                             and Length                                        Other
Name, Address and             of Time        Principal Occupation(s)       Directorships/
Birth Year of                 Served         During Past Five Years         Trusteeships
--------------------------------------------------------------------------------------------
Lorence D. Wheeler           Trustee         Retired investor.           Madison Mosaic
550 Science Drive            nominee                                     Funds (13), Madison
Madison, WI 53711                            Credit Union Benefits       Strategic Sector
1938                                         Services, Inc. (a           Premium Fund, and
                                             provider of retirement      Madison Claymore
                                             plans and related           Covered Call Fund,
                                             services for credit         1996-Present
                                             union employees
                                             nationwide), President,     Grand Mountain
                                             1997-2001                   Bank FSB and
                                                                         Grand Mountain
                                                                         Bancshares, Inc.
                                                                         2003-Present
--------------------------------------------------------------------------------------------

Certain biographical and other information relating to the Trustee nominee who would not be considered Independent Trustees and officers and officer appointees of the Trust is set forth below, including their year of birth, principal occupations for at least the last five years and the length of time served. Officers of the Trust are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. Each of the Trustee nominees, officers and officer appointees also holds or is nominated or expected to hold the same position with the Ultra Series Fund, which has 18 series.

--------------------------------------------------------------------------------------------
                             Position(s)
                             and Length                                        Other
Name, Address and             of Time        Principal Occupation(s)       Directorships/
Birth Year of                 Served         During Past Five Years         Trusteeships
--------------------------------------------------------------------------------------------
Katherine L. Frank(1)        Trustee         Madison, Managing           Madison Mosaic
550 Science Drive            nominee and     Director and Vice           Income Trust;
Madison, WI 53711            President       President,                  Madison Mosaic
1960                         appointee(2)    1986-Present                Tax-Free Trust;
                                                                         Madison Mosaic
                                             MAM, Director,              Government Money
                                             2004-Present                Market Trust; and
                                             Madison Mosaic, LLC         Madison Strategic
                                             (an investment              Sector Premium
                                             advisor), President,        Fund, 1996-Present
                                             1996-Present

                                             Madison Mosaic Funds
                                             (13) and Madison
                                             Strategic Sector
                                             Premium Fund,
                                             President, 1996-Present

                                             Madison/Claymore
                                             Covered Call and
                                             Equity Strategy Fund,
                                             Vice President,
                                             2005-Present
--------------------------------------------------------------------------------------------

(1) Ms. Frank would be considered an "interested person" of the Trust as defined in the 1940 Act because of her position with and ownership interest in Madison. If the Proposed Transaction occurs, Ms. Frank is also expected to replace Mr. Marks as President and principal executive officer of the Trust.

--------------------------------------------------------------------------------------------
                             Position(s)
                             and Length                                        Other
Name, Address and             of Time        Principal Occupation(s)       Directorships/
Birth Year of                 Served         During Past Five Years         Trusteeships
--------------------------------------------------------------------------------------------
Frank E. Burgess             Vice            Madison, Founder,           Madison/Claymore
550 Science Drive            President       President and Director,     Covered Call and
Madison, WI 53711            appointee(2)    1973-Present                Equity Strategy
1942                                                                     Fund, 2004-Present

                                             MAM, Director,              Capitol Bank,
                                             2004-Present                1999-Present

                                             Madison Mosaic Funds        American Riviera
                                             (13) and Madison            Bank, 2005-Present
                                             Strategic Sector Premium
                                             Fund, Vice President and
                                             Trustee, 1996-Present
--------------------------------------------------------------------------------------------
Paul Lefurgey, CFA           Vice            Madison, Managing                  N/A
550 Science Drive            President       Director, Head of Fixed
Madison, WI 53711            appointee(2)    Income and Senior
1964                                         Portfolio Manager,
                                             2005-Present

                                             MCA, Vice President,
                                             2003-2005

                                             Duff & Phelps Investment
                                             Management,
                                             Executive Vice
                                             President, 1990-2003
--------------------------------------------------------------------------------------------
Jay R. Sekelsky              Vice President  Madison, Managing                  N/A
550 Science Drive            appointee(2)    Director, 1990-Present
Madison, WI 53711
1959                                         Madison Mosaic, LLC,
                                             Vice President,
                                             1996-Present

                                             Madison Mosaic Funds
                                             (13), Madison Strategic
                                             Sector Premium Fund and
                                             Madison/Claymore Covered
                                             Call and Equity Strategy
                                             Fund, Vice President,
                                             1996-Present
--------------------------------------------------------------------------------------------

(2) If the Proposed Transaction occurs, Scott R. Powell is not expected to continue as Vice President of the Trust. Mr. Burgess, Mr. Lefurgey and Mr. Sekelsky are expected to be appointed as Vice Presidents of the Trust.

--------------------------------------------------------------------------------------------
                             Position(s)
                             and Length                                        Other
Name, Address and             of Time        Principal Occupation(s)       Directorships/
Birth Year of                 Served         During Past Five Years         Trusteeships
--------------------------------------------------------------------------------------------
Holly S. Baggot              Secretary       MCA, Director, Mutual              N/A
5910 Mineral Point Rd        1999-Present;   Funds 2008-Present;
Madison, WI 53705            Treasurer &     Director, Mutual Fund
1960                         Principal       Operations, 2006-2008;
                             Financial       Operations Officer-Mutual
                             Officer (PFO),  Funds, 2005-2006; Senior
                             2008-Present;   Manager-Product & Fund
                             Assistant       Operations, 2001-2005
                             Treasurer,
                             1999-2007
--------------------------------------------------------------------------------------------
Greg Hoppe                   Assistant       Madison Strategic                  N/A
550 Science Drive            Treasurer       Sector Premium Fund,
Madison, WI 53711            Appointee(3)    Chief Financial
1969                                         Officer & Treasurer,
                                             2005-Present

                                             Madison Mosaic, LLC,
                                             Vice President,
                                             1999-Present

                                             Madison Mosaic Funds
                                             (13), Chief Financial
                                             Officer, 1999-Present
--------------------------------------------------------------------------------------------
Cheryl R. Gilge              Assistant       MCA, Operations                    N/A
5910 Mineral Point Rd        Treasurer,      Associate,
Madison, WI 53705            2008-Present    Administration,
1975                                         2007-Present; Fund
                                             Administration
                                             Analyst, 2005-2007;
                                             Investment Support
                                             Manager, 1999-2005
--------------------------------------------------------------------------------------------

(3) If the Proposed Transaction occurs, Mr. Hoppe is expected to replace Dan Owens as Assistant Treasurer of the Trust.

--------------------------------------------------------------------------------------------
                             Position(s)
                             and Length                                        Other
Name, Address and             of Time        Principal Occupation(s)       Directorships/
Birth Year of                 Served         During Past Five Years         Trusteeships
--------------------------------------------------------------------------------------------
W. Richard Mason             Chief           Madison, MAM,                      N/A
8777 N. Gainey Center        Compliance      Madison Scottsdale,
Drive, #220                  Officer and     LC and Madison
Scottsdale, AZ 85258         Chief Legal     Mosaic, LLC, General
1960                         Officer         Counsel and Chief
                             appointee(4)    Compliance Officer,
                                             1996-Present

                                             Mosaic Funds
                                             Distributor, LLC,
                                             Principal,
                                             1998-Present

                                             Concord Asset
                                             Management, LLC,
                                             General Counsel,
                                             2004-Present

                                             Madison Mosaic Funds
                                             (13) and Madison
                                             Strategic Sector
                                             Premium Fund,
                                             Secretary, General
                                             Counsel, Chief
                                             Compliance Officer,
                                             1992-Present
--------------------------------------------------------------------------------------------

(4) If the Proposed Transaction occurs, Mr. Mason is expected to replace Timothy
    S. Halevan as Chief Compliance Officer and be appointed as the Chief Legal Officer of the Trust.

RESPONSIBILITIES OF THE BOARD
The business and affairs of the Trust are managed under the direction of the Board. The officers of the Trust are responsible for the day-to-day operations of the Trust and report to the Board. MCA and its affiliates, under agreements with the Trust, supervise and assist in the management of the Funds and the purchase and sale of securities. If the Proposed Transaction occurs, MAM would take over these responsibilities from MCA.

COMMITTEE AND BOARD MEETINGS
The Board held four meetings in the Funds' last fiscal year.

The Board has a standing Audit Committee, which consists entirely of Independent Trustees. The Audit Committee of the Board held five meetings during the Funds' last fiscal year. The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee charter, has as its purposes to meet with the Funds' independent registered public accountants to review the arrangements for and scope of the audit; discuss matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent registered public accountants, or other results of the audit; consider the independent registered public accountants' comments and suggestions with respect to the Funds' financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the Funds.

The Audit Committee also reviews any memoranda prepared by the independent registered public accountants setting forth any recommended procedural changes; considers the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent registered public accountants; reviews audit and non-audit services provided to the Funds by the independent registered public accountants and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the independent registered public accountants; and reports to the Board from time to time and makes such recommendations as the committee deems necessary or appropriate.

All members of the Board wish to participate in the nomination of new members (if any) and, therefore, the Board does not have a formal nominating committee. However, only the Independent Trustees determine the nomination of a new Independent Trustee.

SHAREHOLDER COMMUNICATIONS
Shareholders may send written communications to the Board of Trustees or to an individual Trustee by mailing such correspondence to the Trustee or Trustees at 5910 Mineral Point Road, Madison, WI 53705. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Trustee.

COMPENSATION OF TRUSTEES AND OFFICERS
Except for Mr. Halevan, the officers and Trustees of the Trust who are employees of MCA or its affiliates do not receive any compensation from the Trust. Independent Trustees receive from the Trust an annual retainer, which compensates them for each regular Board and Audit Committee meeting attended, with additional remuneration paid to the Chair of the Board and the Chair of the Audit Committee. Independent Trustees also receive a per meeting fee for each special meeting, if any, attended.

The following table sets forth compensation for the fiscal year ended October 31, 2008 paid by the Trust to Mr. Riege and Mr. Struthers:

-------------------------------------------------------------------------------
                          Aggregate Compensation      Total Compensation from
Trustee Name                     from Trust           Trust and Fund Complex(1)
-------------------------------------------------------------------------------
Steven P. Riege                  $25,625                      $51,250
-------------------------------------------------------------------------------
Richard E. Struthers             $28,125                      $56,250
-------------------------------------------------------------------------------

(1) Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios.

Share Ownership. Except as otherwise noted in this Proxy Statement, none of the Trustees or Trustee nominees own directly or indirectly any shares of the Trust, or of CMIS, MCA, CUNA Brokerage Services, Inc., MAM or any of their affiliates. Ms. Frank has a less than 5% ownership interest in Madison.

REQUIRED VOTE
The election of a Trustee requires a plurality vote of votes cast in person or by proxy at the Meeting, provided a quorum is present. This means the four nominees with the most votes will be elected. Therefore, we anticipate that all nominees will be elected.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" all the nominees. Shareholders may vote "FOR" or "WITHHOLD" their vote for the nominees. If you return your proxy card and give no proxy voting instructions, your shares will be voted "FOR" all of the nominees. "WITHHOLD" votes are counted as present for purposes of determining a quorum.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR THE ELECTION OF THE TRUSTEE
NOMINEES.

                 PROPOSAL 2 - TO APPROVE AN INVESTMENT ADVISORY
              AGREEMENT BY AND BETWEEN THE TRUST, ON BEHALF OF EACH
                OF THE FUNDS, AND MADISON ASSET MANAGEMENT, LLC.

Each Fund is currently managed by MCA pursuant to an investment management agreement. MCA currently manages the assets of certain Funds using a "manager of managers" approach under which MCA may manage some or all of the Funds' assets and may allocate some or all of the Funds' assets among one or more specialist subadvisors. MCA has retained a subadvisor to provide day-to-day portfolio management for all or a portion of the assets of the High Income, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value and International Stock Funds. Under the proposed investment advisory agreement ("Proposed Investment Advisory Agreement"), MAM will provide all of the services currently provided by MCA. In addition, while MAM is expected to evaluate going forward whether each Fund has the appropriate portfolio managers and subadvisors, most portfolio managers and subadvisors who currently manage the Funds are expected to continue to do so at the close of the Proposed Transaction. Edward J. Meier, with respect to the Cash Reserves Fund, Scott R. Powell, with respect to the Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds, and Wellington Management Company, LLP, with respect to the Mid Cap Growth and Mid Cap Value Funds, are not expected to continue to manage those Funds. Rather, those Funds would be managed by other Madison investment personnel. Also, all of the Funds will have access to the additional Madison investment personnel and resources.

THE CURRENT MANAGEMENT AGREEMENT
The current investment management agreement with MCA was last approved by the Board, including a majority of Independent Trustees on December 5, 2008. It was last approved by the initial shareholder on November 17, 1997 for the Cash Reserves, Bond, Diversified Income, High Income, Large Cap Value, Large Cap Growth and International Stock Funds; on February 25, 2000 for the Mid Cap Growth Fund; on February 19, 2001 for the Mid Cap Value Fund; on June 30, 2006 for the Conservative Allocation, Moderate Allocation and Aggressive Allocation

Funds; and on December 27, 2006 for the Small Cap Growth and Small Cap Value Funds.

MCA is wholly owned by CUNA Mutual Investment Corporation, which is wholly owned by CMIS, all of which are principally located at 5910 Mineral Point Road, Madison, Wisconsin 53705. The following are MCA's principal executive officers and directors, each of whose principal address is 5910 Mineral Point Road, Madison, Wisconsin 53705, except for Mr. Halevan, whose principal address is 2000 Heritage Way, Waverly, Iowa 50677.

----------------------------------------------------------------------------
Name                         Title
----------------------------------------------------------------------------
David P. Marks               Director and President
----------------------------------------------------------------------------
Kurt Y. Lin                  Vice President
----------------------------------------------------------------------------
Thomas J. Merfeld            Vice President
----------------------------------------------------------------------------
James H. Metz                Vice President
----------------------------------------------------------------------------
John W. Petchler             Vice President
----------------------------------------------------------------------------
Scott R. Powell              Vice President
----------------------------------------------------------------------------
Mary E. Hoffmann             Secretary and Treasurer
----------------------------------------------------------------------------
Timothy S. Halevan           Vice President and Chief Compliance Officer
----------------------------------------------------------------------------
Tracy K. Lien                Assistant Secretary
----------------------------------------------------------------------------

Each of these persons may also hold other titles and/or positions with affiliates of MCA.

The existing investment management agreement requires that MCA provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each Fund. MCA also provides limited administrative services under the investment management agreement. For its services under the investment management agreement, each Fund pays MCA compensation in the form of an investment management fee, which is paid monthly and is calculated as a percentage of the average daily net assets of the Fund at the annual rates shown below:

----------------------------------------------------
Fund                            Management Fee(1)
----------------------------------------------------
Conservative Allocation               0.20%
----------------------------------------------------
Moderate Allocation                   0.20%
----------------------------------------------------
Aggressive Allocation                 0.20%
----------------------------------------------------
Cash Reserves                         0.40%
----------------------------------------------------
Bond                                  0.50%
----------------------------------------------------
High Income                           0.55%
----------------------------------------------------
Diversified Income                    0.65%
----------------------------------------------------
Large Cap Value                       0.55%
----------------------------------------------------
Large Cap Growth                      0.75%
----------------------------------------------------
Mid Cap Value                         0.95%
----------------------------------------------------
Mid Cap Growth                        0.75%
----------------------------------------------------
Small Cap Value                       1.00%
----------------------------------------------------

----------------------------------------------------
Fund                            Management Fee(1)
----------------------------------------------------
Small Cap Growth                      1.00%
----------------------------------------------------
International Stock                   1.05%
----------------------------------------------------

(1) Except for the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds, each Fund's management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

MCA has contractually agreed, until at least February 27, 2010, to reimburse all ordinary expenses, other than management, 12b-1, and service fees, of each Fund in excess of the following percentages of the average daily net assets of the Fund (excluding taxes, interest, brokerage commissions and extraordinary expenses incurred by each Fund):

-------------------------------------------------------
Fund                               Expense Limit
-------------------------------------------------------
Conservative Allocation                0.25%
-------------------------------------------------------
Moderate Allocation                    0.25%
-------------------------------------------------------
Aggressive Allocation                  0.25%
-------------------------------------------------------
Cash Reserves                          0.15%
-------------------------------------------------------
Bond                                   0.15%
-------------------------------------------------------
High Income                            0.20%
-------------------------------------------------------
Diversified Income                     0.20%
-------------------------------------------------------
Large Cap Value                        0.40%
-------------------------------------------------------
Large Cap Growth                       0.20%
-------------------------------------------------------
Mid Cap Value                          0.20%
-------------------------------------------------------
Mid Cap Growth                         0.40%
-------------------------------------------------------
Small Cap Value                        0.25%
-------------------------------------------------------
Small Cap Growth                       0.25%
-------------------------------------------------------
International Stock                    0.30%
-------------------------------------------------------

Any reimbursement made by MCA to a Fund is subject to repayment by the Fund to the extent that the Fund can make the repayment while remaining within its expense cap. Under the expense cap agreement, such repayments (if any), measured on a fiscal year basis, must be made within three years from the date the reimbursement occurred and cannot exceed the expense caps in place during the year in which the expenses were initially waived.

The investment management agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees or by a vote of the majority of outstanding Fund shares;
(2) that it may be terminated, without the payment of any penalty, by MCA, by the Board or by vote of a majority of outstanding Fund shares on sixty (60) days written notice to the non-terminating party; and (3) that it will terminate automatically in the event of its assignment.

The investment management agreement also contains provisions that: (1) limit MCA's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the investment management agreement; (2) allow MCA to effect transactions between a Fund and MCA's other clients in an manner deemed equitable to all; and
(3) allow MCA to aggregate orders to purchase or sell securities for a Fund and other MCA clients in order to obtain favorable execution and lower brokerage commissions or prices.

For the fiscal year ended October 31, 2008, each Fund paid the following amounts to MCA.

------------------------------------------------
Fund                                    Amount
------------------------------------------------
Conservative Allocation               $  54,734
------------------------------------------------
Moderate Allocation                     163,842
------------------------------------------------
Aggressive Allocation                    53,334
------------------------------------------------
Cash Reserves                            69,411
------------------------------------------------
Bond                                    671,199
------------------------------------------------
High Income                             392,802
------------------------------------------------
Diversified Income                      813,679
------------------------------------------------
Large Cap Value                         903,472
------------------------------------------------
Large Cap Growth                      1,238,664
------------------------------------------------
Mid Cap Value                           511,593
------------------------------------------------
Mid Cap Growth                          543,410
------------------------------------------------
Small Cap Value                         211,065
------------------------------------------------
Small Cap Growth                        250,627
------------------------------------------------
International Stock                   1,315,045
------------------------------------------------

The table below shows the commissions and other compensation received by CUNA Brokerage Services, Inc. ("CBSI"), an affiliate of MCA and the principal distributor of the Funds, during the Trust's most recent fiscal year:

-------------------------------------------------------------------------------
Net Underwriting       Compensation on
 Discounts and         Redemptions and        Brokerage            Other
 Commissions(1)         Repurchases(2)       Commissions      Compensation(3)
-------------------------------------------------------------------------------
   $2,137,175              $378,745             none            $3,290,401
-------------------------------------------------------------------------------

(1) Reflects amount paid to CBSI from front-end sales loads.
(2) Reflects amount paid to CBSI from contingent deferred sales charges.
(3) Reflects amount paid to CBSI under Rule 12b-1 distribution and service plans.

THE PROPOSED INVESTMENT ADVISORY AGREEMENT
The Proposed Investment Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on April 15, 2009. The Proposed Investment Advisory Agreement, a form of which is attached as Appendix A to this Proxy Statement, includes the same management fee rates shown in the table above and is otherwise substantially the same as the current investment management agreement with MCA, except as described below.

The Proposed Investment Advisory Agreement does not address allocation between or aggregation of securities transactions of a Fund and MAM's other clients, but MAM anticipates it will carry out these activities in a manner that is equitable to all of its clients and consistent with seeking best execution. In addition, MAM will enter into a Services Agreement with the Trust, which, in association with the Proposed Investment Advisory Agreement, will make MAM responsible for providing or arranging for the provision of all of the services required for the Fund to operate.

In connection with the two agreements, MAM, in exchange for the fee specified in the agreements, would be responsible for all of the expenses of operating the Funds, except for securities transaction commissions and expenses, certain taxes, interest, share distribution expenses, and extraordinary and non-recurring expenses. The effect of the two agreements would be, for two years following the closing of the Proposed Transaction, to cap the expenses of the Funds covered by the agreements to no more than the amount of such expenses (as a percentage of assets) incurred by the Funds for the fiscal year ended October 31, 2008.

MAM is wholly owned by Madison. If the Proposed Transaction occurs, CMIS will hold a non-voting ownership interest in MAM and will have limited governance oversight with respect to certain matters involving the Funds. See "Board Considerations in Approving the Proposed Investment Advisory Agreement-Consideration of the Proposed Transaction" below. MAM and Madison are principally located at 550 Science Drive, Madison, Wisconsin 53711.

The following are MAM's principal executive officers and directors.

---------------------------------------------------------
Name                         Title
---------------------------------------------------------
Frank E. Burgess             Director
---------------------------------------------------------
Katherine L. Frank           Director
---------------------------------------------------------
Elizabeth A. Dettman         Director
---------------------------------------------------------
W. Richard Mason             Chief Compliance Officer
---------------------------------------------------------

Each of these persons may also hold other titles and/or positions with affiliates of MAM. Mr. Burgess is also the majority owner of Madison.

For the fiscal year ended October 31, 2008, no Fund paid any amounts to MAM or its affiliates.

MANAGEMENT OF SIMILAR FUNDS
Madison and its affiliates manage series of the Madison Mosaic Funds, which have investment objectives and/or strategies that are similar to the Funds. In addition, if the Proposed Transaction occurs, MAM is expected to also manage the Ultra Series Fund, which includes series that have investment objectives and/or strategies that are similar to the Funds. The management fee paid or proposed to be paid by these funds is described below.

------------------------------------------------------------------------------
                                                          Net Assets as of
                                                           March 31, 2009
Fund                                   Management Fee      (in thousands)
------------------------------------------------------------------------------
Mosaic Balanced                            0.75%            $       9,335
------------------------------------------------------------------------------
Mosaic Core Bond                           0.40%                    8,831
------------------------------------------------------------------------------
Mosaic Disciplined Equity                  0.75%                    2,949
------------------------------------------------------------------------------
Mosaic Government                          0.40%                    4,249
------------------------------------------------------------------------------
Mosaic Government Money Market             0.50%                   30,181
------------------------------------------------------------------------------
Mosaic Institutional Bond                  0.30%                    3,408
------------------------------------------------------------------------------
Mosaic Investors                           0.75%                   24,814
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                          Net Assets as of
                                                           March 31, 2009
Fund                                   Management Fee      (in thousands)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Mosaic Mid-Cap                             0.75%             91,609
------------------------------------------------------------------------------
Mosaic Small/Mid Cap                       0.75%                702
------------------------------------------------------------------------------
Ultra Series Conservative Allocation       0.30%            120,738
------------------------------------------------------------------------------
Ultra Series Moderate Allocation           0.30%            238,948
------------------------------------------------------------------------------
Ultra Series Aggressive Allocation         0.30%             69,474
------------------------------------------------------------------------------
Ultra Series Money Market                  0.45%            137,097
------------------------------------------------------------------------------
Ultra Series Bond                          0.55%            558,108
------------------------------------------------------------------------------
Ultra Series High Income                   0.75%             93,787
------------------------------------------------------------------------------
Ultra Series Diversified Income            0.70%            386,933
------------------------------------------------------------------------------
Ultra Series Large Cap Value               0.60%            499,171
------------------------------------------------------------------------------
Ultra Series Large Cap Growth              0.80%            346,812
------------------------------------------------------------------------------
Ultra Series Mid Cap Value                 1.00%            138,716
------------------------------------------------------------------------------
Ultra Series Mid Cap Growth                0.85%            157,076
------------------------------------------------------------------------------
Ultra Series Small Cap Value               1.10%              5,271
------------------------------------------------------------------------------
Ultra Series Small Cap Growth              1.10%              3,489
------------------------------------------------------------------------------
Ultra Series Global Securities             0.95%             24,180
------------------------------------------------------------------------------
Ultra Series International Stock           1.20%             61,728
------------------------------------------------------------------------------
Ultra Series Target Retirement 2020        0.40%              9,627
------------------------------------------------------------------------------
Ultra Series Target Retirement 2030        0.40%              9,520
------------------------------------------------------------------------------
Ultra Series Target Retirement 2040        0.40%              7,864
------------------------------------------------------------------------------

If the Proposed Transaction occurs, MAM is expected to enter into agreements with Ultra Series Fund that will, for two years following the closing of the Proposed Transaction, effectively cap most of its operating expenses to no more than the amount incurred during the fiscal year ended December 31, 2008.

BOARD CONSIDERATIONS IN APPROVING THE PROPOSED INVESTMENT ADVISORY AGREEMENT
The Board approved the Proposed Investment Advisory Agreement at an in-person meeting held on April 15, 2009. Prior to that meeting, the Board met several times, including with personnel of MCA and Madison, to discuss the Proposed Transaction. The Board requested and received information from MCA and Madison regarding the Proposed Transaction and Madison. In taking these steps, the Independent Trustees were assisted by, and consulted privately with, independent counsel to the Independent Trustees. In approving the Proposed Investment Advisory Agreement, the Board considered a number of factors, including those discussed below.

Nature, Extent and Quality of Services to be Provided by MAM. The Board received and considered a variety of information pertaining to the nature, extent and quality of the services to be provided by MAM. The Board noted that, except with respect to Mr. Meier and Mr. Powell, the portfolio managers and, except with respect to the Mid Cap Value and Mid Cap Growth Funds, the subadvisors currently managing the Funds' portfolios were expected to continue to do so. MAM provided information on the professional qualifications and experience of its portfolio management teams; organization, resources and research capabilities; compliance, regulatory and litigation experience, portfolio transaction execution and soft dollar policies and practices, and policies and procedures for allocating transactions among accounts. After reviewing this information and discussing it with representatives of MAM, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by MAM.

Investment Performance. The Board received information regarding the composite performance of MAM. It also noted that most of the Funds were expected to continue to be managed by the same portfolio managers and/or subadvisors, and have access to Madison's additional investment personnel and resources. Based on the foregoing reviews, the Board concluded that the investment experience of MAM and the proposed Fund management teams was sufficient.

Cost of Services Provided and Profitability. The Board noted that the proposed management fees were those that had previously been approved by the Board at its December 5, 2008 meeting. In addition, MAM had agreed to enter into a Services Agreement that, when taken with the Proposed Investment Advisory Agreement, would have the effect, for two years following the closing of the Proposed Transaction, of capping most fees and expenses of the Funds to no more than the amount incurred (as a percentage of assets) by the Funds for the fiscal year ended October 31, 2008. In this regard, the Board determined that no undue burden would be imposed on shareholders as a result of the appointment of MAM as investment adviser.

The Board considered that Madison and its affiliates manage certain other mutual funds with similar investment objectives or principal investment strategies as the Funds for a lower management fee. The Board also noted that the investment advisor, not the Funds, pays the subadvisors' fees.

The Board noted that to the extent a Fund invests in other mutual funds also managed by the investment advisor, the investment advisor receives investment advisory fees from both the Fund and the underlying mutual fund. The Board was satisfied in this regard that the investment advisor provides separate services to each of the Fund and the underlying mutual fund in exchange for the fees received from it.

Finally, the Board recognized that the unprecedented recent declines in worldwide stock markets had a corresponding effect on total Fund assets. As a result, the amount of compensation and fees paid by the Funds for their management under the Proposed Investment Advisory Agreement was expected to be considerably lower than they had been in the recent periods.

Based on all this information, the Board concluded that the proposed management fees and total expenses borne by the Funds are reasonable in relation to the services provided, and that the investment advisor's level of profitability from its investment advisory agreement with the Funds is well within reason.

Economies of Scale. The Board had previously received information concerning how large a Fund must be before it realized economies of scale. The Board also considered that the management fee breakpoint schedule in place for most of the Funds, which was previously approved, would continue. In that regard, the Board believed that Proposed Investment Advisory Agreement provides a reasonable sharing, as between the investment adviser and Fund shareholders, of the economies of scale that would exist at higher asset levels.

Other Benefits to MAM from a Relationship with the Funds. The Board also considered the nature and extent of other benefits that may flow to MAM from its relationship with the Funds. As discussed above, the Board noted that MAM would receive two levels of fees from the Funds that invest in other Funds. However, the Board was satisfied that MAM would provide separate services for the two layers of fees paid in such instances.

The Board also considered that MAM may subcontract its non-advisory services to third parties for lower fees than those paid to MAM by the Funds for those services. In that regard, MAM may increase its overall profitability in connection with the services it provides to the Funds.

The Board also noted that MAM expected to execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which it would receive research services from or through the executing brokers. In connection with each regular Board meeting, the Board intends to review the quality of execution of the portfolio transactions executed by MAM on behalf of the Funds. Finally, the Board noted MAM intends to seek to achieve "best execution" in executing all of the Funds' portfolio transactions, and that it represents its soft dollar practices comply with applicable law. Based on these reviews, the Board was satisfied with the expected quality of execution of the Funds' portfolio transactions, and it did not believe the soft dollar benefits to be received by MAM would be excessive, although the Board intends to monitor this.

Based on the foregoing information, the Board concluded that while additional benefits may flow to MAM from its relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services to be provided to, and fees to be received from, the Funds by MAM.

Consideration of the Proposed Transaction. The Board also considered the terms of the Proposed Transaction between Madison and MAM, on one hand, and CMIS and MCA, on the other. Under these terms, CMIS will receive cash payments over a period of six years and, in addition, will receive a percentage of ongoing revenues of MAM net of subadvisory and certain other fees. In addition, the Funds will continue to be distributed through CBSI's networking arrangements with the credit unions CMIS' serves, and CMIS will have certain governance rights over MAM with respect to limited Fund matters. Madison recommended Mr. Blake, Ms. Frank, Mr. Imhoff and Mr. Wheeler as new Trustees of the Trust, although the Independent Trustees made their own decision to nominate these individuals to shareholders.

Also, the Board considered the ability of Madison to make the required cash payments and the potential impact of these cash-payment requirements on the financial flexibility of Madison and MAM. The Board also considered the incentive CMIS and MCA had to recommend MAM as the Funds' new investment advisor, in light of the payments CMIS will receive if MAM is approved. In addition, the Board considered representations by CMIS and MCA to the effect that they intend to focus their efforts on core strategic businesses, leading them to seek alternative strategies for the management of the Funds. The Board considered information provided by CMIS and MCA concerning the alternative strategies and the impact they might have on Fund shareholders. The Board concluded that, although CMIS and MCA had an incentive to recommend MAM as the Funds' new investment advisor, the proposed arrangements between MAM and the Funds nevertheless should be advantageous to Fund shareholders, and are reasonable in light of CMIS' and MCA's representations.

Other Considerations. The Board also considered CMIS' agreement to purchase, at its own expense, so-called "tail" coverage for the Trustees under the Trust's current directors liability insurance policy. In addition, MAM acknowledged that the expense of a new liability insurance policy covering only the Independent Trustees would be included in the expenses it will pay under the proposed investment advisory and services fee structure. Further, CMIS has agreed to indemnify the current Independent Trustees to the extent their right of indemnification from the Trusts becomes practically unavailable or is denied in connection with the Proposed Transaction, subject to the terms of an indemnification agreement.

Board Conclusion. After taking the foregoing information and the other information provided by MAM into account, the Board (including a majority of Independent Trustees), acting in the exercise of its business judgment, unanimously approved the Proposed Investment Advisory Agreement.

REQUIRED VOTE
For each Fund, the approval of the Proposed Investment Advisory Agreement requires the affirmative vote of the lesser of (1) at least 67% of Fund shares present at the meeting if more than 50% of the outstanding shares of the Fund as of the Record Date are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.

The persons named as proxies in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the Proposed Investment Advisory Agreement. Shareholders may vote "FOR" or "AGAINST" the Proposed Investment Advisory Agreement, or may "ABSTAIN" from voting on this Proposal. If you return your signed proxy card and give no proxy voting instructions, the proxies will vote "FOR" the Proposed Investment Advisory Agreement. Abstentions are counted as shares that are present for purposes of determining a quorum, but unvoted. Therefore, abstentions have the effect of a vote against the Proposal.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSED INVESTMENT ADVISORY AGREEMENT.

    PROPOSAL 3 - TO AMEND AND RESTATE THE FUNDAMENTAL INVESTMENT RESTRICTION
                  REGARDING THE ABILITY OF EACH FUND TO BORROW.

Currently, each Fund is subject a fundamental investment limitation that states the Fund may not:

     Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

This fundamental investment limitation is more restrictive than that required by applicable law. You are being asked to approve a new fundamental investment limitation that would provide each Fund the flexibility to borrow to the fullest extent allowed by applicable law. If approved, each Fund would be subject to a fundamental investment limitation that indicates the Fund may not:

     Borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the Fund's aggregate borrowings from any source do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed). If, after borrowing from a bank, a Fund's aggregate borrowings later exceed 33 1/3% of the Fund's total assets, the Fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A Fund may make additional investments while it has borrowings outstanding. A Fund may make other borrowings to the extent permitted by applicable law.

Neither MCA nor MAM has any current intent to change any Fund's current borrowing practices whether or not Proposal 3 is approved.

REQUIRED VOTE
For each Fund, the approval of the amended fundamental investment limitation requires the affirmative vote of the lesser of (1) at least 67% of Fund shares present at the meeting if more than 50% of the outstanding shares of the Fund as of the Record Date are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.

The persons named as proxies in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the amended investment limitation. Shareholders may vote "FOR" or "AGAINST" the amended investment limitation, or may "ABSTAIN" from voting on this Proposal. If you return your signed proxy card and give no proxy voting instructions, the proxies will vote "FOR" the amended investment limitation. Abstentions are counted as shares that are present for purposes of determining a quorum, but unvoted. Therefore, abstentions have the effect of a vote against the Proposal.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR THE AMENDED FUNDAMENTAL INVESTMENT LIMITATION.

           PROPOSAL 4 - TO APPROVE INVESTMENT SUBADVISORS.

INTRODUCTION
MCA currently retains subadvisors for a number of the Funds. In 1998, the SEC granted an exemptive order under which MCA may enter into and materially amend investment subadvisory agreements for a Fund without obtaining shareholder approval in each case ("manager of managers authority"). If the Proposed Transaction is approved, MAM is expected to enter into subadvisory agreements with the subadvisors that currently manage the Funds (except for the Mid Cap Value and Mid Cap Growth Funds), and may in the future retain other subadvisors. MAM has also applied for an exemptive order similar to MCA's exemptive order and, in the interim, for "no-action" relief from the SEC to permit MAM to temporarily operate pursuant to the terms of MCA's exemptive order.

PROPOSAL 4.a - TO APPROVE MANAGER OF MANAGERS AUTHORITY
The Funds have retained an investment advisor to provide, among other services, its expertise in determining how the Funds' portfolios should be managed. In certain circumstances, the investment advisor may determine that retaining an investment subadvisor with special expertise would be beneficial with respect to all or a portion of a Fund's portfolio. However, investment advisors are generally restricted from entering into or amending investment subadvisory agreements without obtaining, in each case, shareholder approval. The exemptive order obtained by MCA allows it to enter into and materially amend investment subadvisory agreements for a Fund without obtaining shareholder approval in each case. MAM has also applied for an order under substantially similar terms.

MCA's exemptive order is subject to the condition that the shareholders of each Fund approve the manager of managers authority before the first time it is exercised and the following additional conditions, all of which are expected to apply to an exemptive order obtained by MAM:

1. The investment advisor will provide management services to the Funds and, subject to the review and approval of the Board, will: (i) set the overall investment strategies of the Funds; (ii) recommend subadvisors; (iii) allocate and, when appropriate, reallocate, the assets of the Funds among subadvisors in those cases where a Fund has more than one subadvisor; and
     (iv) monitor and evaluate the investment performance of the subadvisors, including their compliance with the investment objectives, policies, and restrictions of the Funds.

2. Within 90 days of the hiring of any subadvisor, the investment advisor will furnish shareholders of the affected Fund with an information statement about the subadvisor.

3. The Funds will disclose in their prospectus the existence, substance and effect of the order and indicate they employ the manager of managers approach. The prospectus will prominently disclose that the investment advisor has the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee subadvisors and recommend their hiring, termination and replacement.

4. No Trustee, officer or investment advisor will own, directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such trustee or officer), any interest in a subadvisor except for: (a) ownership of interests in the investment advisor or any entity that controls, is controlled by or under common control with the investment advisor, or (b) or ownership of less than 1% of the outstanding securities of any class of equity or debt securities of any publicly traded company that is either a subadvisor or controls, is controlled by or is under common control with a subadvisor.

5. Shareholder approval will continue to be required in each case where the investment advisor enters into or materially amends a subadvisory agreement with a subadvisor that is affiliated with the investment advisor.

6. At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

7. When a change of subadvisor is proposed for a Fund with an affiliated subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the minutes of meetings of the Board, that the change of subadvisors is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which the investment advisor or affiliated subadvisor derives an inappropriate advantage.

With respect to each of the Funds, MCA's manager of managers authority was previously approved by the Fund's initial shareholder, and MCA currently manages certain of the Funds with the manager of managers approach consistent with its exemptive order. With respect to MAM, none of the Funds have approved this authority. Therefore, Proposal 4.a applies to all of the Funds with respect to MAM. The Board believes it would be in the best interest of these Funds to provide the Funds' investment advisor the flexibility to retain investment subadvisors in its discretion, subject to Board oversight and the conditions described above.

REQUIRED VOTE
For each Fund, the approval of the manager of managers authority requires the affirmative vote of the lesser of (1) at least 67% of Fund shares present at the meeting if more than 50% of the outstanding shares of the Fund as of the Record Date are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.

The persons named as proxies in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the manager of managers authority. Shareholders may vote "FOR" or "AGAINST" the manager of managers authority, or may "ABSTAIN" from voting on this Proposal. If you return your signed proxy card and give no proxy voting instructions, the proxies will vote "FOR" the manager of managers authority. Abstentions are counted as shares that are present for purposes of determining a quorum, but unvoted. Therefore, abstentions have the effect of a vote against the Proposal.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR THE MANAGER OF MANAGERS AUTHORITY.

PROPOSALS 4.b-4.e - TO APPROVE SUBADVISORY AGREEMENTS BETWEEN MAM AND CERTAIN SUBADVISORS
If the Proposed Transaction occurs, MAM currently expects to enter into subadvisory agreements with the current subadvisors to the Funds (except for the Mid Cap Value and Mid Cap Growth Funds) under substantially the same terms as the current subadvisory agreements, a form of which is provided as Exhibit B to this Proxy Statement. To the extent that MAM does not obtain an exemptive order providing it manager of managers authority and/or shareholders of the applicable Funds do not approve Proposal 4.a, MAM will not have the authority to retain the current subadvisors unless the shareholders of each applicable Fund approve each subadvisory agreement.

The Current Subadvisory Agreements
The current subadvisory agreements were last approved by the Board, including a majority of Independent Trustees, on December 5, 2008. None of the current subadvisory agreements required shareholder approval. Even though subadvisors have day-to-day responsibility over the management of the High Income, Mid Cap Growth, Small Cap Value, Small Cap Growth and International Stock Funds, and the small-cap portion of the assets of the Mid Cap Value Fund, MCA retains the ultimate responsibility for the performance of these Funds and oversees the subadvisors and recommend their hiring, termination, and replacement.

Shenkman Capital Management, Inc. ("SCM"). SCM, principally located at 461 Fifth Avenue, 22nd Floor, New York, New York 10017, is the only subadvisor managing the assets of the High Income Fund. SCM is independently owned by employees and directors and focuses exclusively on managing high yield assets. SCM manages assets for institutional, endowment, ERISA, foundation and public pension accounts. As of December 31, 2008, SCM managed over $7.7 billion in assets, which included investment advisory services for four other registered investment companies having aggregate assets of approximately $413 million.

Mark R. Shenkman, Frank X. Whitley and Mark J. Flanagan, CPA, CFA are the Fund's co-portfolio managers. Mr. Shenkman has been the President and Chief Investment Officer of SCM since he founded the company in 1985. Mr. Whitley, Executive Vice President and Senior Portfolio Manager of SCM, joined the firm in 1988 and became a portfolio manager in 1994. Mr. Flanagan, Executive Vice President and Portfolio Manager of SCM, joined the firm in 1992 and became a portfolio manager in 2002.

The following are SCM's principal executive officers and directors, each of whose principal address is 461 Fifth Avenue, 22nd Floor, New York, New York 10017.

-----------------------------------------------------------------------------
Name                                Title
-----------------------------------------------------------------------------
Mark R. Shenkman                    President, Director
-----------------------------------------------------------------------------
Albert Fuss                         Director
-----------------------------------------------------------------------------
Victor M. Rosenzweig                Director
-----------------------------------------------------------------------------
Frank X. Whitley                    Executive Vice President
-----------------------------------------------------------------------------
Mark J. Flanagan                    Executive Vice President
-----------------------------------------------------------------------------
Richard H. Weinstein                Executive Vice President, General
                                    Counsel & Chief Compliance Officer
-----------------------------------------------------------------------------
Robert Stricker                     Senior Vice President
-----------------------------------------------------------------------------
Kim I. Hekking                      Senior Vice President
-----------------------------------------------------------------------------

For its services to the Fund, SCM receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the Fund at the following rates.

------------------------------------------------
       Net Assets                 Rate
------------------------------------------------
First $100 million               0.375%
Next $150 million                0.350%
Next $250 million                0.325%
Above $500 million               0.300%
------------------------------------------------

The subadvisory agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees or by a majority in interest of shareholders; (2) that it may be terminated by a Fund, SCM or MCA at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and
(3) that it will terminate automatically in the event of its assignment or upon the termination of the current investment management agreement with MCA.

The subadvisory agreement also contains provisions that limit SCM's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the subadvisory agreement and designate the laws of New York as the governing law for the subadvisory agreement.

For the fiscal year ended October 31, 2008, MCA paid $267,660 to SCM with respect to the MEMBERS Mutual Funds.

The Fund did not make any payments to any affiliate of SCM during the fiscal year ended October 31, 2008.

SCM also sub-advises the following funds, which have investment objective(s) and strategies that are similar to the High Income Fund: (a) Ultra Series High Income Fund, for which it receives a management fee at the same rate described above for the High Income Fund; (b) Harbor High Yield Bond Fund ($250 million as of March 31, 2009), for which it receives a management fee of 0.32%; and (c) Old Westbury Global Opportunities Fund ($442 million as of March 31, 2009), for which it receives a management fee of 0.43%.

Wellington Management Company LLP ("Wellington"). Wellington, principally located at 75 State Street, Boston, Massachusetts 02109, manages the Mid Cap Growth Fund, the small-cap portion of the assets within the Mid Cap Value Fund and the Small Cap Value Fund. Wellington is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington had investment management authority with respect to approximately $420 billion in assets. If MAM becomes the Funds' investment advisor, it is expected to enter into a subadvisory agreement with Wellington with respect to the Small Cap Value Fund. However, MAM currently anticipates managing the Mid Cap Value and Mid Cap Growth Funds internally.

Timothy J. McCormack, CFA, Senior Vice President and Equity Portfolio Manager of Wellington, has served as the portfolio manager of the Small Cap Value Fund since July 1, 2008. Mr. McCormack has been involved in portfolio management and securities analysis for the Small Cap Value Fund since 2006. Mr. McCormack joined Wellington as an investment professional in 2000.

Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington, has been involved in portfolio management and securities analysis for the Small Cap Value Fund since 2006. Mr. Pedersen joined Wellington as an investment professional in 2004.

The following is Wellington's principal executive officer, whose principal address is 75 State Street, Boston, Massachusetts 02109.

-----------------------------------------------------------------------------
Name                                  Title
-----------------------------------------------------------------------------
Edmund NMN Wellington, III            President & Chief Compliance Officer
-----------------------------------------------------------------------------

For its services to the Fund, Wellington receives a management fee from MCA, computed and accrued daily and paid monthly, based on 0.70% of the Fund's average daily net assets.

The subadvisory agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees or by a majority in interest of shareholders; (2) that it may be terminated by the Fund, Wellington or MCA at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and
(3) that it will terminate automatically in the event of its assignment or upon the termination of the current investment management agreement with MCA.

The subadvisory agreement also contains provisions that limit Wellington's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the subadvisory agreement and designate the laws of the Commonwealth of Massachusetts as the governing law for the subadvisory agreement.

For the fiscal year ended October 31, 2008, MCA paid $573,601 to Wellington with respect to the MEMBERS Mutual Funds.

The Funds did not make any payments to any affiliate of Wellington during the fiscal year ended October 31, 2008.

Wellington also sub-advises the following funds, which have investment objective(s) and strategies that are similar to the Small Cap Value Fund: (a) Ultra Series Small Cap Value Fund, for which it receives a management fee at the same rate described above for the Small Cap Value Fund; (b) Transamerica Partners Institutional Small Core Fund ($91 million as of March 31, 2009), for which it receives a management fee of 0.50%; (c) John Hancock Small Cap Value Fund ($209 million as of March 31, 2009), for which it receives an undisclosed management fee; (d) JHF II Small Cap Value Fund ($10 million as of March 31,
2009), for which it receives an undisclosed management fee; and (e) USAA Small Cap Stock Fund ($182 million as of March 31, 2009), for which it receives a management fee of 0.70%.

Paradigm Asset Management, LLC ("Paradigm"). Paradigm, principally located at 445 Hamilton Avenue, White Plains, New York 10601, is the only subadvisor managing the assets of the Small Cap Growth Fund. Paradigm is a limited liability company that was established in 1991. Paradigm provides investment management services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had approximately $800 million in assets under management as of December 31, 2008.

James E. Francis, President and Chief Executive Officer of Paradigm, leads the portfolio management team of the Small Cap Growth Fund. Mr. Francis was the co-founder of the firm in 1991 and has overseen the investment process since the firm's inception. The other members of the team include Jeffrey E. Marcus and Gregory Pai.

Jeffrey E. Marcus, Senior Portfolio Manager, joined Paradigm in 1991 as a portfolio manager. Mr. Marcus has been involved in portfolio management and investment analysis since 1988. Prior to joining Paradigm, Mr. Marcus was an investment analyst for Warner Lambert.

Gregory Pai, Managing Director and Portfolio Manager, joined Paradigm in 1996 as a senior partner. He has been involved in portfolio management since he joined Paradigm. Prior to joining Paradigm, Mr. Pai held senior positions in the media industry and was a management consultant with Price Waterhouse & Company.

The following are Paradigm's principal executive officers and directors, whose principal address is 445 Hamilton Avenue, White Plains, New York 10601.

-------------------------------------------------------------------------
Name                           Title
-------------------------------------------------------------------------
James E. Francis               President, Chief Executive Officer &
                               Chief Investment Officer
-------------------------------------------------------------------------
Gregory Pai                    Managing Director and Chief Compliance
                               Officer
-------------------------------------------------------------------------
Eugene J. Duffy                Executive Vice President
-------------------------------------------------------------------------
Jeffrey E. Marcus              Senior Portfolio Manager
-------------------------------------------------------------------------

For its services to the Fund, Paradigm receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the Fund at a rate of 0.70%.

The subadvisory agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees or by a majority in interest of shareholders; (2) that it may be terminated by the Fund, Paradigm or MCA at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and
(3) that it will terminate automatically in the event of its assignment or upon the termination of the current investment management agreement with MCA.

The subadvisory agreement also contains provisions that limit Paradigm's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the subadvisory agreement and designate the laws of Delaware as the governing law for the subadvisory agreement.

For the fiscal year ended October 31, 2008, MCA paid $175,210 to Paradigm with respect to MEMBERS Mutual Funds.

The Funds did not make any payments to any affiliate of Paradigm during the fiscal year ended October 31, 2008.

Paradigm also sub-advises the Ultra Series Small Cap Growth Fund, for which it receives a management fee at the same rate described above for the Small Cap Growth Fund.

Lazard Asset Management LLC ("Lazard"). Lazard, principally located at 30 Rockefeller Plaza, 59th Floor, New York, New York 10112, is the only subadvisor managing the assets of the International Stock Fund. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Freres & Co. LLC ("LF & Co."), a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking, brokerage management and related services. LF & Co. established Lazard as its investment management division and registered it with the SEC as an investment adviser on May 1, 1970. Investment management services are also provided by

Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $79.8 billion as of December 31, 2008.

Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his or her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like-investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

John R. Reinsberg is Deputy Chairman of Lazard and is responsible for international and global products. He also oversees the day-to-day operations of Lazard's international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania.

Michael A. Bennett is a Managing Director of Lazard and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining Lazard in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has a MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

Michael G. Fry is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to joining the firm in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987.

James M. Donald, CFA, is a Managing Director of Lazard. In addition to his duties as a Portfolio Manager/Analyst, he also serves as Head of the Emerging Markets Group. Prior to joining the firm in 1996, Mr. Donald worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management, he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. Mr. Donald received a BA (Hons) in history from University of Western Ontario.

Brian Pessin, CFA, is a Director of Lazard and a Portfolio Manager/Analyst. Prior to joining Lazard in 1999, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994. Mr. Pessin received his MBA from Columbia University and a BA in Economics from Cornell University.

Michael Powers, Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.

Erik McKee, Senior Vice President of Lazard and a Research Analyst on the Emerging Markets Equity team, focusing on the materials and industrials sectors. He began working in the investment field in 1996. Prior to joining Lazard in 1999, he was with Bank of America and Unibanco in Sao Paulo, Brazil. Erik has a BA in International Finance from Brown University. He also studied history at the Sorbonne in Paris.

Rohit Chopra, Senior Vice President of Lazard and a Portfolio Manager/Analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Firm in 1999, Rohit was with Financial Resources Group, Deutsche Bank and Morgan Stanley, Dean Witter, Discover Company. He has a BS in Finance and Information Systems from New York University and also studied at the London School of Economics and Political Science.

Edward Rosenfeld, Senior Vice President of Lazard and a Portfolio
Manager/Analyst on the European, International and Global Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining Lazard in 2001, Edward was an analyst with J.P. Morgan. He has an MBA from the University of Chicago and a BA from Columbia College.

The following are Lazard's principal executive officers and directors, whose principal address is 30 Rockefeller Plaza, 59th Floor, New York, New York 10112.

---------------------------------------------------------------------------
Name                             Title
---------------------------------------------------------------------------
Gerald B. Mazzari                Chief Operating Officer
---------------------------------------------------------------------------
Bruce J. Wasserstein             Director
---------------------------------------------------------------------------
Charles G. Ward                  Director
---------------------------------------------------------------------------
Nathan A. Paul                   General Counsel
---------------------------------------------------------------------------
Ashish Bhutani                   Director and Chief Executive Officer
---------------------------------------------------------------------------
Brian D. Simon                   Chief Compliance Officer
---------------------------------------------------------------------------

For its services to the Fund, Lazard receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the Fund at the following rates.

-----------------------------------------------------------
           Sub-Portfolio/Net Assets                Rate
-----------------------------------------------------------
Securities Contained in the EAFE Index
    First $25 million                              0.65%
    Next $25 million                               0.55%

-----------------------------------------------------------
           Sub-Portfolio/Net Assets                Rate
-----------------------------------------------------------
    Above $25 million                              0.50%
International Small Cap Securities
    All Assets                                     0.75%
Emerging Markets Securities
    All Assets                                     1.05%
-----------------------------------------------------------

The subadvisory agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees or by a majority in interest of shareholders; (2) that it may be terminated by the Fund, Lazard or MCA at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and
(3) that it will terminate automatically in the event of its assignment or upon the termination of the current investment management agreement with MCA.

The subadvisory agreement also contains provisions that limit Lazard's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the subadvisory agreement and designate the laws of Iowa as the governing law for the subadvisory agreement.

For the fiscal year ended October 31, 2008, MCA paid $739,437 to Lazard with respect to the MEMBERS Mutual Funds.

The Funds did not make any payments to any affiliate of Lazard during the fiscal year ended October 31, 2008.

Lazard also advises or sub-advises the following funds, which have investment objective(s) and strategies that are similar to the International Stock Fund:
(a) Ultra Series International Stock Fund, for which it receives a management fee at the same rate described above for the International Stock Fund; (b) Lazard International Equity Portfolio ($112 million as of March 31, 2009), for which it receives a management fee of 0.75%; (c) Lazard Retirement International Equity Portfolio ($170 million as of March 31, 2009), for which it receives a management fee of 0.75%; (d) American Beacon International Equity Fund, ($199 million as of March 31, 2009) for which it receives a management fee of 0.41%;
(e) Lazard International Small Cap Portfolio ($63 million as of March 31, 2009), for which it receives a management fee of 0.75%; (f) Lazard Emerging Markets Portfolio ($4,689 million as of March 31, 2009), for which it receives a management fee of 1.00%; (g) Lazard Retirement Emerging Markets Portfolio ($225 million as of March 31, 2009), for which it receives a management fee of 1.00%;
(h) MGI Non-US Core Equity Fund ($27 million as of March 31, 2009), for which it receives a management fee of 0.80%; (i) First American Funds International Select Fund ($37 million as of March 31, 2009), for which it receives a management fee of 0.75%; and (j) Lazard/JNL Emerging Markets Series ($213 million as of March 31, 2009), for which it receives a management fee of 0.67%.

The Proposed Subadvisory Agreements
The proposed subadvisory agreements were approved by the Board, including a majority of the Independent Trustees, on April 15, 2009. The proposed subadvisory agreements, a form of which is attached as Appendix B to this Proxy Statement, are substantially the same as the current subadvisory agreements, except for the named investment advisor. Under the proposed subadvisory agreements, MAM, not the Funds, would be responsible for paying the subadvisors' fees. Approval of Proposals 4.b-4.e will not affect the management fee paid by the Funds to MAM.

Board Considerations in Approving the Proposed Subadvisory Agreements
The Board approved the proposed subadvisory agreements at an in-person meeting held on April 15, 2009. The Board considered that the proposed subadvisory agreements were substantially similar, except as noted, to the current subadvisory agreements the Board had previously approved on December 5, 2008. In connection with that approval, Board reviewed the performance of each subadvisor of each Fund at each regular Board meeting, including appropriate comparative information. At those meetings, the Board also received updates concerning the investment strategies being pursued by the Funds, changes in the Funds' investment processes and portfolio management personnel, the expenses incurred by the Funds, and various other matters which may impact the Funds' performance and that of the Funds' investment subadvisors.

In addition, before the December 2008 meeting, the Board asked the subadvisors to provide written information addressing factors to be considered by the Board in deciding whether or not to approve the agreements. Counsel to the independent trustees provided the Board with a memorandum reviewing its duties under the 1940 Act with respect to approval of the agreements. Before the December 2008 meeting, the Board and counsel also asked the subadvisors to expand upon certain of the written information they had provided, and they held a conference call with representatives of the investment adviser to discuss the information provided.

At the December 2008 meeting, representatives of each subadvisor made presentations and responded to follow-up questions from the Board. After these presentations and discussions, the Board (including a majority of Independent Trustees) unanimously approved the current subadvisory agreements.

Last, at the April 2009 meeting, the Board requested and received updated information regarding the subadvisors. In determining to approve these agreements, the Board considered the following factors and reached the following conclusions:

Nature, Extent and Quality of Services Provided by the Subadvisors. The Board received and considered a variety of information pertaining to the nature, extent and quality of the services provided by the subadvisors. This information generally included the professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the subadvisors' compliance, regulatory and litigation experience, their portfolio transaction execution and soft dollar policies and practices, and their policies and procedures for allocating transactions among accounts. In particular, the Board discussed with the each subadvisor the status of the firm's financial condition and future expectations for any expense and/or staff reductions in consideration of recent market events. After reviewing this information and discussing it with representatives of subadvisors, the Board concluded that it was generally satisfied with the nature, extent and quality of the services provided by the subadvisors.

Investment Performance of the Funds and Subadvisors. As noted above, the Board reviews the performance of the Funds and their subadvisors at each regular Board meeting held throughout the year. In addition, at the December 2008 meeting, the Board reviewed recent performance of the Funds compared to (i) the performance of their respective unmanaged market benchmark indices and (ii) the performance of their respective Morningstar peer groups adjusted for fund structure and size. The Board also considered written discussions the subadvisor provided to it regarding the major elements of each Fund's investment strategy that contributed positively or negatively to the Fund's performance during the preceding year as well as expectations for the next year.

Among other things, the Board noted that the High Income Fund, Small Cap Value Fund and International Stock Fund outperformed and the Small Cap Growth Fund ranked below the median of their respective Morningstar peer group for the 12 months ended September 30, 2008. Based on the foregoing reviews, the Board concluded that it was comfortable with the Funds' performance or with the steps the subadvisor was taking to improve performance.

Other Benefits to the Subadvisors from their Relationships with the Funds. The Board also considered the nature and extent of other benefits that may flow to the subadvisors from their relationships with the Funds. The Board noted that some subadvisors execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the subadvisors receive research services from or through the executing brokers. The Board noted that the reported execution and soft dollar benefits received by the subadvisors were reasonable in light of the transactions each subadvisor executes on behalf of the Funds.

Finally, the Board noted the subadvisors' representations that they seek to achieve "best execution" in executing all of the Funds' portfolio transactions, and that their soft dollar practices comply with applicable law. Based on these reviews, the Board was satisfied with the quality of execution of the Funds' portfolio transactions, and it did not believe the soft dollar benefits received by the subadvisors were excessive.

Based on the foregoing information, the Board concluded that while additional benefits flow to the subadvisors from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to the Funds by these entities.

MAM Oversight of Subadvisors. The Board further considered the ability of MAM to supervise each subadvisor's management of the applicable Funds. The Board concluded that MAM has or will have sufficient resources and expertise to provide oversight of the subadvisors to the Funds.

Board Conclusion. After taking the foregoing information and the other information provided by MAM into account, the Board (including a majority of Independent

Trustees), acting in the exercise of its business judgment, unanimously approved the proposed subadvisory agreements.

REQUIRED VOTE
For each Fund, the approval of each proposed subadvisory agreement requires the affirmative vote of the lesser of (1) at least 67% of Fund shares present at the meeting if more than 50% of the outstanding shares of the Fund as of the Record Date are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.

The persons named as proxies in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the proposed subadvisory agreements. Shareholders may vote "FOR" or "AGAINST" the proposed subadvisory agreements, or may "ABSTAIN" from voting on this Proposal. If you return your signed proxy card and give no proxy voting instructions, the proxies will vote "FOR" the proposed subadvisory agreements. Abstentions are counted as shares that are present for purposes of determining a quorum, but unvoted. Therefore, abstentions have the effect of a vote against the Proposal.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSED SUBADVISORY
AGREEMENTS.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm of the Trust and has informed the Trust that it has no material direct or indirect financial interest in the Funds.

The following table sets forth the aggregate fees paid to Deloitte & Touche LLP for the Trust's two most recently completed fiscal years for professional services rendered for: (i) the audit of the Funds' annual financial statements included in the Trust's reports to shareholders; (ii) all other audit-related services provided to the Funds; and (iii) all other non-audit services provided to the Funds, MCA and entities controlling, controlled by or under common control with MCA that provide services to the Funds. For the Funds' most recent fiscal year, Deloitte & Touche LLP did not render any professional services for financial information systems design and implementation services to the Funds, MCA or entities controlling, controlled by or under common control with MCA that provide services to the Funds.

The Audit Committee has determined that the provision of audit-related services and the provision of non-audit services are compatible with maintaining the independence of Deloitte & Touche LLP. Representatives of Deloitte & Touche LLP are not expected to be available at the Meeting.

------------------------------------------------------------------------------------
Fiscal Year         Audit Fees    Audit-Related Fees     Tax Fees     All Other Fees
------------------------------------------------------------------------------------
2008                 $228,000                     $0      $39,995                $0
------------------------------------------------------------------------------------
2007                 $214,120                     $0      $42,475                $0
------------------------------------------------------------------------------------

The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by Deloitte & Touche LLP in order to ensure that the provision of such services does not impair its independence. The Audit Committee also is required to preapprove certain non-audit services performed by Deloitte & Touche LLP for MCA and certain affiliates if the services relate directly to the operations and financial reporting of the Funds. The Audit Committee is not required to preapprove services for which preapproval is not required by applicable law. All audit-related, tax and other services were preapproved by the Audit Committee.

CUSTODIAN
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Trust's assets.

PRINCIPAL UNDERWRITER
CUNA Brokerage Services, Inc., 2000 Heritage Way, Waverly, Iowa 50677, acts as the Trust's principal underwriter. If the Proposed Transaction is approved, Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, is expected to become the Trust's principal underwriter. Mosaic Funds Distributor, LLC is a wholly owned subsidiary of Madison.

TRANSFER AGENT
Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the Trust's transfer agent.

ADMINISTRATOR
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Funds' administrator.

OTHER BUSINESS
Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust and the Funds.

SHAREHOLDER PROPOSALS
As a general matter, the Trust does not hold annual or regular meeting of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Trust, Attn: Holly
S. Baggot, 4C-14, 5910 Mineral Point Road, Madison, Wisconsin 53705. Proposals must be received by the Trust within a reasonable period of time prior to any such shareholder meeting.

HOUSEHOLDING
One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the proxy statement by calling 1-800-877-6089 or writing to: MEMBERS Mutual Funds, P O Box 8390, Boston, MA 02266-8390.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Electronic copies of this Proxy Statement and related materials are available at https://www.proxy-direct.com/mem20077.

                                   APPENDIX A
                     PROPOSED INVESTMENT ADVISORY AGREEMENT

This Agreement is made by and between Madison Asset Management, LLC, a Wisconsin limited liability company having its principal place of business in Madison, Wisconsin (the "Advisor"), and MEMBERS Mutual Funds Trust, a Delaware business trust created pursuant to a Declaration of Trust (the "Trust").

The parties hereto, intending so to be legally bound, agree with each other as follows:

1. Appointment and Acceptance. The Trust hereby appoints the Advisor to manage the investment of the assets of each existing series of the Trust and to administer its affairs; and the Advisor hereby accepts such appointment. The Advisor shall employ its best efforts to supervise the investment management of each existing series of the Trust.

2. Discretion of the Advisor. In the performance of its duties hereunder the Advisor shall have full authority to act as it deems advisable, except that it shall be bound by the terms of the Declaration of Trust and By-Laws of the Trust, and by any written direction given by the Trustees of the Trust not inconsistent with this Agreement; and it shall be guided by the investment policies of the Trust from time to time duly in effect. Subject only to the foregoing, the Advisor shall have full authority to purchase and sell securities for each existing series of the Trust; the Advisor may determine the persons with whom such securities transactions are to be made and the terms thereof.

3. Other Activities of the Advisor. The Advisor and any of its affiliates shall be free to engage in any other lawful activity, including the rendering to others of services similar to those rendered to the Trust hereunder; and the Advisor or any interested person thereof shall be free to invest in the Trust as a shareholder, to become an officer or Trustee of the Trust if properly elected, or to enter into any other relationship with the Trust approved by the Trustees and in accordance with law.

The Advisor agrees that it will not deal with itself or with any affiliated person or promoter or principal underwriter of the Trust (or any affiliated person of the foregoing) acting as a principal, in effecting securities transactions for the account of the Trust. It is further agreed that in effecting any such transaction with such a person acting as a broker or agent, compensation to such person shall be permitted, provided that the transaction is in the ordinary course of such person's business and the amount of such compensation does not exceed one percent of the purchase or sale price of the securities involved.

If the Advisor or any affiliate thereof provides any other goods or services which otherwise would be paid for by the Trust pursuant to this Agreement, then the Trust shall pay the Advisor or such affiliate the cost reasonably allocated by the Advisor or affiliate to such goods or services.

4. Investment by Advisor. The Advisor shall not take, and shall not permit any of its shareholders, officers, directors or employees to take long or short positions in the shares of the Trust, except for the purchase of shares of the Trust for investment purposes at the same price as is available to the public at the time of purchase, or in connection with the original capitalization of the Trust. In connection with purchases or sales of portfolio securities for the account of the Trust neither the Advisor nor any officer, director or employee of the Advisor, shall act as a principal or receive any commission therefor.

5. Expenses of the Trust. The Trust shall pay all of its expenses not expressly assumed by the Advisor herein. Without limitation, the expenses of the Trust, assumed by the Trust hereby, shall include the following:

a.   Expenses related to the continued existence of the Trust.

b. Fees and expenses of the Trustees (except those affiliated with the Advisor), the officers and the administrative employees of the Trust.

c.   Fees paid to the Advisor hereunder.

d. Fees and expenses of preparing, printing and distributing official filings, reports, prospectuses and documents required pursuant to applicable state and Federal securities law and expenses of reports to shareholders.

e. Fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, and similar agents.

f. Expenses related to the issuance, registration, repurchase, exchange and redemption of shares and certificates representing shares.

g. Auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses.

h. Expenses relating to qualification or licensing of the Trust, shares in the Trust, or officers, employees and agents of the Trust under applicable state and Federal securities law.

i. Expenses related to shareholder meetings and proxy solicitations and materials.

j. Interest expense, taxes and franchise fees, and all brokerage commissions and other costs related to purchase and sales of portfolio securities.

In addition, the Trust shall assume all losses and liabilities incurred in the administration to the Trust and of its investment portfolio; and it shall pay such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Trust, the indemnification of Trustees, officers, employees, shareholders and agents, or otherwise.

6.   Compensation to the Advisor.

a. For its services hereunder, the Trust shall pay to the advisor a management fee as provided herein per annum of the average daily net assets of each of the portfolios of the Trust.

---------------------------------------------------------------------------------
                           Annual Fee in                         Annual Fee in
Fund                       Basis Points    Fund                  Basis Points
---------------------------------------------------------------------------------
Conservative Allocation          20        Large Cap Value             55
---------------------------------------------------------------------------------
Moderate Allocation              20        Large Cap Growth            75
---------------------------------------------------------------------------------
Aggressive Allocation            20        Mid Cap Growth              95
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Annual Fee in                         Annual Fee in
Fund                       Basis Points    Fund                  Basis Points
---------------------------------------------------------------------------------
Cash Reserves                    40        Small Cap Value             75
---------------------------------------------------------------------------------
Bond                             50        Small Cap Growth            100
---------------------------------------------------------------------------------
High Income                      55        International Stock         105
---------------------------------------------------------------------------------
Diversified Income               65
------------------------------------------

b. For the Cash Reserves, Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth and International Stock funds, the management fee is reduced by five (5) basis points on assets exceeding $500 million and by another five (5) basis points on assets exceeding $1 billion.

c. With respect to any series of the Trust subsequently authorized by the Trustees, the management fee provided herein may be established by mutual agreement between the parties at the time the additional portfolio is authorized, provided such revision to this Agreement is approved by the Trustees, including the vote of a majority of those Trustees who are not interested persons of the Trust, cast in person at a meeting called for that purpose. The Advisor shall have the right to waive any portion of its management fee during any period, and it may permanently reduce the amount of the fee under such terms as it may determine by written notice thereof to the Trust. The Advisor shall have the right to make payments out of its management fee or other resources to others, as it solely determines.

7. Limitation of Expenses of the Trust. In addition to investment management expenses related to the Trust, the Advisor shall pay the fees and expenses of any Trustees and officers of the Trust affiliated with the Advisor, all promotional expenses of the Trust to the extent not paid for by the Trust pursuant to a Plan of Distribution, the rent expense of the Trust's principal executive office premises, and the expenses of formation of the Trust.

The Advisor shall further reimburse the Trust for all of its expenses, excluding securities transaction commissions and expenses, taxes, interest, share distribution expenses, and extra-ordinary and non-recurring expenses, which exceed during any fiscal year the applicable expense limitation in any State or other jurisdiction in which the Trust, during the fiscal year, becomes subject to regulation by qualification or sale of its shares. Any such required reimbursement shall be made within a reasonable period following the close of the fiscal year to which it relates; and the Advisor may elect to pay all or a portion of any such reimbursement it anticipates will be required at any time or from time to time during the fiscal year to which the reimbursement relates.

8. Limitation of Advisor's Liability. The Advisor shall not be liable for any loss incurred in connection with its duties hereunder, nor for any action taken, suffered or omitted and believed by it to be advisable or within the scope of its authority or discretion, except for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties assumed by it under this Agreement.

9. Limitation of Trust's Liability. The Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Advisor agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

10. Term of Agreement. This Agreement continued in effect for two years from the date of its execution; and it shall continue in force thereafter (but subject to the termination provisions below), provided that it is specifically approved at least annually by the Trustees of the Trust or by a majority vote of the outstanding securities of each series of the Trust's shares with respect to which it is to continue in effect, and in either case by the vote of a majority of the Trustees who are not interested persons of the Trust, cast in person at a meeting called for that purpose.

11. Termination by Notice. Notwithstanding any provision of this Agreement, it may be terminated at any time, without penalty, by the Trustees of the Trust or, with respect to any series of the Trust's shares, by the vote of a majority of the outstanding voting securities of such series, or by the Advisor, upon sixty days written notice to the other party.

12. Termination Upon Assignment. This Agreement may not be assigned by the Advisor and shall automatically terminate immediately upon any assignment. Nothing herein shall prevent the Advisor from employing any other persons or agents, at its own expense, to assist it in the performance of its duties hereunder, subject to applicable approval or other requirements of the Investment Company Act of 1940, as amended.

13. Name of the Trust. The Trust shall have the exclusive right to the use of the name "MEMBERS Mutual Funds."

14. Use of Terms. The terms "affiliated person", "interested person", "assignment", "broker", and "majority of the outstanding voting securities" as used herein, shall have the same meanings as in the Investment Company Act of 1940 and any applicable regulations thereunder.

15. Control of Advisor. The Advisor is controlled by Madison Investment Advisors, Inc. a registered investment adviser located in Madison, Wisconsin. Because of this relationship, the Advisor shares personnel and resources with Madison Investment Advisors, Inc. As such, individuals performing services for and resources utilized by the Advisor may also perform services for and be utilized by Madison Investment Advisors, Inc., respectively.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on their behalf by their respective officers duly authorized and their respective seals to be affixed hereto, this ____ day of ________________, 2009.

                                   APPENDIX B
                         PROPOSED SUBADVISORY AGREEMENT

         THIS INVESTMENT SUB-ADVISORY AGREEMENT ("AGREEMENT"), effective as of the ___ day of _________________, 2009, by and between MADISON ASSET MANAGEMENT, LLC, a Wisconsin limited liability corporation ("MAM" or the "ADVISER") and [ ], a [ ] (the "SUB-ADVISER").

     Adviser and Sub-Adviser agree as follows:

     1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of a portion of the assets (which could be up to 100%) of the [ ] FUND (the "PORTFOLIO") of MEMBERS MUTUAL FUNDS (the "FUND").

     Adviser intends to use a manager of managers approach to the management of the Portfolio, as well as other portfolios in the Fund. Therefore, the number of sub-advisers and the percentage of assets of the Portfolio managed by each sub-adviser will be determined by the Fund's Board of Trustees and MAM from time to time. Sub-Adviser will be given thirty (30) days' written notice of all changes effecting this Agreement or the Sub-Adviser's role hereunder; provided, however, that no such change shall be effective until receipt thereof by the Sub-Adviser. Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the Board of Trustees of the Fund, Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio as requested by MAM.

     2. Sub-Adviser hereby accepts the appointment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. All other expenses to be incurred in the operation of the Portfolio will be borne by the Fund.

     3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and Trustees of the Fund with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Portfolio's assets.

     4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio's investment objective, policies and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's Trustees may from time to time establish or issue and deliver to the Sub-Adviser, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser of changes to (a) or (b) above and shall notify Sub-Adviser of changes to (c) above promptly after it becomes aware of such changes and any such changes shall not affect any transaction initiated prior to the receipt of notice thereof by Sub-Adviser.

     5. The Sub-Adviser and Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Fund or for the Adviser, and does not have access to all of the Fund's or the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement in accordance with the Fund's registration statement, the Fund's Declaration of Trust, the Portfolio's prospectus and any policies adopted by the Fund's Board of Trustees applicable to the Portfolio, and in accordance with applicable law, the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion the Portfolio's books and records, and upon information and written instructions received from the Fund or the Adviser, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement. The Adviser shall promptly provide the Sub-Adviser with copies of the Fund's registration statement, the Fund's Declaration of Trust, the Portfolio's currently effective prospectus and any written policies or procedures adopted by the Fund's Board of Trustees applicable to the Portfolio and any amendments or revisions thereto; provided, however, that any such amendments and revisions shall not binding on the Sub-Adviser until received.

     6. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Fund's Board of Trustees and set forth in the Fund's current registration statement.

     In addition to seeking the best price and execution, Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to Sub-Adviser. Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities with respect to the Portfolio. The policies with respect to brokerage allocation, determined from time to time by the Fund's Board of Trustees are those disclosed in the Fund's currently effective registration statement. Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts and the accounts of its other clients.

     On occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

     7. Unless the Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested in accordance with the Sub-Adviser's Proxy Voting Policy and Procedures (as the same may be amended from time to time).

     8. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. The Adviser understands and agrees that the Sub-Adviser and its employees and affiliates may give advice and effect transactions for their own account and for the account of other clients for which they provide investment advisory services, including other clients' discretionary accounts, that may differ from advice given, or the time or nature of action taken, with respect to the Portfolio. The Adviser also understands that the Sub-Adviser may render advice and/or take action on securities of companies with respect to which the Sub-Adviser acts as investment adviser and that in certain instances, it may be necessary for the Sub-Adviser to execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security with a broker/dealer selected in accordance with the Sub-Adviser's applicable policies and procedures. The Adviser further understands and agrees that nothing contained in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Portfolio any security or other asset that the Sub-Adviser or its employees or affiliates may purchase or sell for their own account or for the account of any other client, if in the sole discretion of the Sub-Adviser it is for any reason undesirable or impracticable to take such action or make such recommendation for the Portfolio. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Fund or the Portfolio or otherwise be deemed agents of the Adviser, the Fund or the Portfolio.

     9. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Fund's Board of Trustees and set forth in the Fund's current registration statement; (b) the provisions of the Investment Advisers Act of 1940 (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Fund's board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

     10. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month, a fee based on the average daily net assets of the Portfolio at the following annual rates: [ ]

     Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above (1/366th during leap years). For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

     During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

     11. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), all records relating to the Portfolio's investments that are generated in connection with the Sub-Adviser's provision of services hereunder that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.

     Sub-Adviser agrees that all books and records which it maintains for the Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request. All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund free from any claim or assertion of rights by Sub-Adviser. Nothing herein shall preclude the Sub-Adviser from making such copies of the books, records and other information of the Portfolio or the Fund as are necessary for the Sub-Adviser to comply with the legal and regulatory requirements applicable to the Sub-Adviser.

     12. The Adviser and Sub-Adviser shall cooperate with each other in providing information, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Portfolio, the Adviser and the Sub-Adviser in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Adviser or the Sub-Adviser reasonably believes the regulatory or administrative body does not have the authority to request or is the privileged or confidential information of the Adviser or Sub-Adviser.

     13. Each party hereto agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any non-public information obtained pursuant to this Agreement and disclose such information only if the other party has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities or other applicable governmental laws, rules and regulations, subpoenas or court orders. Notwithstanding the foregoing, the Adviser agrees that the Sub-Adviser may refer to the performance record of the Portfolio.

     14. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, Trustees or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Portfolio, the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Adviser shall indemnify the Sub-Adviser for any damages and related expenses (including reasonable attorneys' fees) incurred by the Sub-Adviser as a result of the performance of its duties hereunder, unless the same shall result from behavior found by a final judicial determination to constitute willful, bad faith, gross negligence or a reckless disregard of the Sub-Adviser's obligations hereunder.

     15. Representations and Warranties.

     a. Adviser represents and warrants that:

     (1) Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. The Adviser shall remain so registered throughout the term of this Agreement and shall notify Sub-Adviser immediately if Adviser ceases to be so registered as an investment adviser;

     (2) The Adviser is a limited liability corporation duly organized and validly existing under the laws of the State of Wisconsin with the power to own and possess its assets and carry on its business as it is now being conducted;

     (3) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under: (a) any provision of applicable law, rule or regulation; (b) the Advisers Articles of Incorporation or Bylaws; or (c) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser;

     (4) This Agreement is a valid and binding Agreement of the Adviser;

     (5) The Adviser's Form ADV is publicly available at www.adviserinfo.sec.gov. The Adviser represents that it will notify the Sub-Advisor within a reasonable time after filing any material amendment to its Form ADV with the Securities and Exchange Commission ("SEC"). The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     (6) The Adviser acknowledges that it received a copy of the Sub-Adviser's current Form ADV II or disclosure brochure in lieu thereof, at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund; and

     (7) The Fund: (a) is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended; and (b) has an appropriate anti-money laundering program that complies with U.S. and other applicable laws, rules and regulations and is designed to detect and report any activity that raises suspicion of money laundering activities.

     b. Sub-Adviser represents and warrants that:

     (1) Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. The Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser;

     (2) The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

     (3) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of the Sub-Adviser, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto;

     (4) This Agreement is a valid and binding Agreement of the Sub-Adviser;

     (5) The Sub-Adviser's Form ADV is publicly available at www.adviserinfo.sec.gov and the Sub-Adviser represents that it will notify the Advisor within a reasonable time after filing any material amendment to its Form ADV. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; and

     (6) The Sub-Adviser acknowledges that it received a copy of the Adviser's current Form ADV II or Disclosure Brochure in lieu thereof, at least 48 hours prior to the execution of this Agreement.

     16. The Adviser will not use, and will not permit the Fund to use, the Sub-Adviser's name (or that of any affiliate) or any derivative thereof or logo associated therewith in Fund literature without prior review and approval by the Sub-Adviser.

     17. This Agreement shall not become effective unless and until it is approved by the Board of Trustees of the Fund, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     18. This Agreement may be terminated at any time without the payment of any penalty, by the Fund's Board of Trustees, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio on sixty (60) days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty (60) days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolio. The termination of this Agreement shall not affect any right or liability of a party arising prior to termination. Notwithstanding any such termination, the Portfolio, Fund and Adviser shall be obligated to honor all orders and trades effected by the Sub-Adviser prior to the effective date of such termination.

     19. This Agreement may not be amended by either party unless such amendment is specifically approved by a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and is signed in writing by the parties hereto.

     20. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding shares of the class" means the lesser of (a) 67% or more of the shares of such class present at a meeting if more than 50% of such shares are present or represented by proxy or (b) more than 50% of the shares of such class.

     21. This Agreement shall be construed in accordance with laws of the New York, and applicable provisions of the Advisers Act.

     22. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                            (End of Proxy Statement)

PROXY                         MEMBERS (R) MUTUAL FUNDS                     PROXY
                 SPECIAL MEETING OF SHAREHOLDERS - JUNE 25, 2009

The undersigned, as the legal owner of shares of MEMBERS Mutual Funds, hereby appoints Holly Baggot or Scott Powell, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of the shareholders to be held at 5810 Mineral Point Road, Madison, WI 53705, on June 25, 2009, at 9:00 a.m., Central Time ("Meeting"), and any adjournment or postponement of the Meeting, to vote at the Meeting on behalf of the undersigned in accordance with the instructions below, and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting of Shareholders and the accompanying proxy statement. IF YOU RETURN THIS FORM SIGNED, BUT UNMARKED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL. The proxies, as applicable, will vote in their best judgment with respect to any other matter that is properly brought before the Meeting.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE: 1-866-241-6192
                                     VOTE VIA FACSIMILE: 1-888-796-9932
                                     ------------------  -----------------------

                                     ------------------  -----------------------

                                     NOTE: Please sign exactly as your name
                                     appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     -------------------------------------------
                                     Signature of Owner

                                     -------------------------------------------
                                     Signature of Joint Owner, if any

                                     -------------------------------------------
                                     Date                       MMF_20077_042809

FUND                           FUND                          FUND
----                           ----                          ----
Aggressive Allocation          Bond                          Cash Reserves
Conservative Allocation        Diversified Income            High Income
International Stock            Large Cap Growth              Large Cap Value
Mid Cap Growth                 Mid Cap Value                 Moderate Allocation
Small Cap Growth               Small Cap Value

                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

==================================    =======================     ===============================    ==============================
[LOGO OF VOTE ON THE INTERNET]        [LOGO OF VOTE BY PHONE]      [LOGO OF VOTE BY FASCIMILE]           [LOGO OF VOTE BY MAIL]
     VOTE ON THE INTERNET                  VOTE BY PHONE                 VOTE BY FASCIMILE                   VOTE BY MAIL
         LOG ON TO:                    CALL 1-866-241-6192        VOTE, SIGN AND DATE THIS PROXY     VOTE, SIGN AND DATE THIS PROXY
    WWW.PROXY-DIRECT.COM               FOLLOW THE RECORDED              CARD AND FAX TO:                 CARD AND RETURN IN THE
FOLLOW THE ON-SCREEN INSTRUCTIONS         INSTRUCTIONS                   1-888-796-9932                  POSTAGE-PAID ENVELOPE
     AVAILABLE 24 HOURS                AVAILABLE 24 HOURS              AVAILABLE 24 HOURS
==================================    =======================     ===============================    ==============================

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:

--------------------------------------------------------------------------------
   TO VOTE FOR ALL PROPOSALS MARK THE BOX. NO OTHER VOTE IS NECESSARY. [ ]
--------------------------------------------------------------------------------

1.  TO ELECT TRUSTEES:                                                         FOR               WITHHOLD           FOR ALL
                                                                               ALL                 ALL              EXCEPT
    01. Philip E. Blake     02. Katherine L. Frank   03. James R. Imhoff, Jr.  [ ]                 [ ]                [ ]
    04. Lorence D. Wheeler

    If you do not wish to vote for a particular nominee(s), mark the "For All Except" and write the nominee number(s) on the line provided below.
--------------------------------------------------------------------------------

2. TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN THE TRUST, ON BEHALF OF EACH OF THE FUNDS, AND MADISON ASSET MANAGEMENT, LLC, AS DESCRIBED IN THE PROXY STATEMENT.

                          FOR AGAINST ABSTAIN                       FOR AGAINST ABSTAIN                         FOR AGAINST ABSTAIN
Aggressive Allocation     [ ]   [ ]     [ ]     Bond                [ ]   [ ]     [ ]     Cash Reserves         [ ]   [ ]     [ ]
Conservative Allocation   [ ]   [ ]     [ ]     Diversified Income  [ ]   [ ]     [ ]     High Income           [ ]   [ ]     [ ]
International Stock       [ ]   [ ]     [ ]     Large Cap Growth    [ ]   [ ]     [ ]     Large Cap Value       [ ]   [ ]     [ ]
Mid Cap Growth            [ ]   [ ]     [ ]     Mid Cap Value       [ ]   [ ]     [ ]     Moderate Allocation   [ ]   [ ]     [ ]
Small Cap Growth          [ ]   [ ]     [ ]     Small Cap Value     [ ]   [ ]     [ ]

3.  TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE FUNDAMENTAL INVESTMENT
    RESTRICTION REGARDING THE ABILITY OF EACH FUND TO BORROW, AS DESCRIBED IN
    THE PROXY STATEMENT.

                          FOR AGAINST ABSTAIN                       FOR AGAINST ABSTAIN                         FOR AGAINST ABSTAIN
Aggressive Allocation     [ ]   [ ]     [ ]     Bond                [ ]   [ ]     [ ]     Cash Reserves         [ ]   [ ]     [ ]
Conservative Allocation   [ ]   [ ]     [ ]     Diversified Income  [ ]   [ ]     [ ]     High Income           [ ]   [ ]     [ ]
International Stock       [ ]   [ ]     [ ]     Large Cap Growth    [ ]   [ ]     [ ]     Large Cap Value       [ ]   [ ]     [ ]
Mid Cap Growth            [ ]   [ ]     [ ]     Mid Cap Value       [ ]   [ ]     [ ]     Moderate Allocation   [ ]   [ ]     [ ]
Small Cap Growth          [ ]   [ ]     [ ]     Small Cap Value     [ ]   [ ]     [ ]

4.  APPROVAL OF INVESTMENT SUBADVISORS:

4.a TO APPROVE THE MANAGER OF MANAGERS AUTHORITY FOR EACH OF THE FUNDS, AS
    DESCRIBED IN THE PROXY STATEMENT.

                          FOR AGAINST ABSTAIN                       FOR AGAINST ABSTAIN                         FOR AGAINST ABSTAIN
Aggressive Allocation     [ ]   [ ]     [ ]     Bond                [ ]   [ ]     [ ]     Cash Reserves         [ ]   [ ]     [ ]
Conservative Allocation   [ ]   [ ]     [ ]     Diversified Income  [ ]   [ ]     [ ]     High Income           [ ]   [ ]     [ ]
International Stock       [ ]   [ ]     [ ]     Large Cap Growth    [ ]   [ ]     [ ]     Large Cap Value       [ ]   [ ]     [ ]
Mid Cap Growth            [ ]   [ ]     [ ]     Mid Cap Value       [ ]   [ ]     [ ]     Moderate Allocation   [ ]   [ ]     [ ]
Small Cap Growth          [ ]   [ ]     [ ]     Small Cap Value     [ ]   [ ]     [ ]

4.b TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN MADISON ASSET MANAGEMENT, LLC
    AND SHENKMAN CAPITAL MANAGEMENT, INC., FOR THE HIGH INCOME FUND AS DESCRIBED IN THE PROXY STATEMENT.

                               FOR AGAINST ABSTAIN
    High Income                [ ]   [ ]     [ ]

4.c TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN MADISON ASSET MANAGEMENT, LLC
    AND WELLINGTON MANAGEMENT COMPANY LLP, FOR THE SMALL CAP VALUE FUND AS DESCRIBED IN THE PROXY STATEMENT.

                               FOR AGAINST ABSTAIN
    Small Cap Value            [ ]   [ ]     [ ]

4.d TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN MADISON ASSET MANAGEMENT, LLC
    AND PARADIGM ASSET MANAGEMENT, LLC, FOR THE SMALL CAP GROWTH FUND AS DESCRIBED IN THE PROXY STATEMENT.

                               FOR AGAINST ABSTAIN
    Small Cap Growth           [ ]   [ ]     [ ]

4.e TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN MADISON ASSET MANAGEMENT, LLC
    AND LAZARD ASSET MANAGEMENT LLC, FOR THE INTERNATIONAL STOCK FUND AS DESCRIBED IN THE PROXY STATEMENT.

                               FOR AGAINST ABSTAIN
    International Stock        [ ]   [ ]     [ ]

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEMBERS
          MUTUAL FUNDS SHAREHOLDER MEETING TO BE HELD ON JUNE 25, 2009.
                THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE
                    AT: HTTPS://WWW.PROXY-DIRECT.COM/MEM20077

    PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE
                       ENCLOSED ENVELOPE MMF_20077_042809

                             [LOGO OF COMPUTERSHARE]
                             -----------------------
                                       Fund Services

              MEMBERS/WO#20077: TOUCH-TONE TELEPHONE VOTING SCRIPT
                          EXPECTED MAIL DATE: 04/__/09
                           MEETING DATE: June 25, 2009
                   TEST CONTROL NUMBER (s): 077 99999 000 099
                   ------------------------------------------
                        TEST SECURITY CODE (s): 9999 9999
                        ---------------------------------

           WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE
                             SHAREHOLDER WILL HEAR:
        "Welcome! Please enter the 14 digit number located in the shaded box on; your voting instruction card."

--------------------------------------------------------------------------------
            WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
   To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:
     "THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL MEETING OF
                    SHAREHOLDERS OF THE MEMBERS MUTUAL FUNDS"

        "TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, PRESS 1 NOW."
               "TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 0 NOW."

--------------------------------------------------------------------------------
                  OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:
                  --------------------------------------------

"To hear how you have voted, press 1."    "To cancel your vote, press 2."    "To save how you have voted, press 3."

                             IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
         "Your vote will be saved automatically should you decide to hang up during vote playback."
              "Your vote has been cast as follows, "YOU HAVE VOTED AS THE BOARD RECOMMENDED."

"To hear how you have voted, press 1."    "To cancel your vote, press 2."    "To save how you have voted, press 3."

                              IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:
"Your vote has been canceled."            "To enter another vote, press 1 now."    "To end this call, press 0 now."

                              IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:
"Your vote has been saved."               "To enter another vote, press 1 now."    "To end this call press 0 now."

          IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH
                                       "PLEASE ENTER THE NUMBER".

                       IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
                                        "Thank you for voting."

--------------------------------------------------------------------------------
     OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:
     ----------------------------------------------------------------------

"PROPOSAL 1:                To VOTE FOR ALL nominees, press 1.               To WITHHOLD from all nominees, press 9.
                             To WITHHOLD FROM AN INDIVIDUAL nominee press 0."

      IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:
"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you DO NOT wish to vote for."
                               "Press 0, if you have completed voting on nominees"

                       AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:
                  "Press 1 to WITHHOLD FROM another nominee, or press 0 if you have COMPLETED
                                        VOTING ON THE NOMINEES."

      IF THE CONTRACT OWNER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR:
      "Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES"

----------------------------------------------------------------------------------------------------------------------
                           *IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*

"PROPOSAL 2:      To vote FOR ALL press 1.    To vote AGAINST ALL press 9.    To ABSTAIN ALL press 0."

                   "To vote each holding individually press 4"

  IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"FOR HOLDING #1:     To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #2:     To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #3:     To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #4:     To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #5:     To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #6:     To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #7:     To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #8:     To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #9:     To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #10:    To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #11:    To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #12:    To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #13:    To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #14:    To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."

"PROPOSAL 3:    To vote FOR ALL press 1.    To vote AGAINST ALL press 9.    To ABSTAIN ALL press 0."
                   "To vote each holding individually press 4"

  IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"FOR HOLDING #1:    To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #2:    To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #3:    To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."
"FOR HOLDING #4:    To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."

"FOR HOLDING #5:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #6:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #7:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #8:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #9:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #10:      To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #11:      To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #12:      To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #13:      To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #14:      To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."

"PROPOSAL 4a:          To vote FOR ALL press 1.     To vote AGAINST ALL press 9.       To ABSTAIN ALL press 0."
                            "To vote each holding individually press 4"

            IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"FOR HOLDING #1:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #2:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #3:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #4:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #5:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #6:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #7:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #8:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #9:       To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #10:      To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #11:      To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #12:      To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #13:      To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."
"FOR HOLDING #14:      To vote FOR press 1.         AGAINST press 9.                   ABSTAIN press 0."

 "PROPOSAL 4b:         To vote FOR ALL press 1.     To vote AGAINST ALL press 9.       To ABSTAIN ALL press 0."
 "PROPOSAL 4c:         To vote FOR ALL press 1.     To vote AGAINST ALL press 9.       To ABSTAIN ALL press 0."
 "PROPOSAL 4d:         To vote FOR ALL press 1.     To vote AGAINST ALL press 9.       To ABSTAIN ALL press 0."
 "PROPOSAL 4e:         To vote FOR ALL press 1.     To vote AGAINST ALL press 9.       To ABSTAIN ALL press 0."

           WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

                IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
     "Your vote will be saved automatically should you decide to hang up during vote playback."
      "Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "Tosave how you have voted, press 3."

              IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."          "To enter another vote, press 1 now."  "To end this call, press 0 now."

              IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."   "To enter another vote, press 1 now."   "To end this call press 0 now."

   IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH
                                   "PLEASE ENTER THE NUMBER".

               IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
                                 "Thank you for voting."
                                   CALL IS TERMINATED.

                                [LOGO OF MEMBERS
                                  MUTUAL FUNDS]
                                   MEMBERS(TM)
                                  MUTUAL FUNDS

                                                               Mark All ->  Board Recommended

Proposals                                                      Mark All ->    For       Against  Abstain
-------------------------------------------------------------------------------------------------------------
1.01   Elect Philip E. Blake to the Board of Trustees                         o     For o   Withhold
-------------------------------------------------------------------------------------------------------------
1.02   Elect Katherine L. Frank to the Board of Trustees                      o     For o   Withhold
-------------------------------------------------------------------------------------------------------------
1.03   Elect James R. Imhoff, Jr. to the Board of Trustees                    o     For o   Withhold
-------------------------------------------------------------------------------------------------------------
1.04   Elect Lorence D. Wheeler to the Board of Trustees                      o     For o   Withhold
-------------------------------------------------------------------------------------------------------------

2      To approve an investment advisory agreement between the
       Trust, on behalf of each of the Funds, and Madison Asset                     FUND SPECIFIC VOTE
       Management. LLC, as described in the proxy statement.
-------------------------------------------------------------------------------------------------------------
         MEMBERS Aggressive Allocation Fund                                 o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Bond Fund                                                  o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Cash Reserves Fund                                         o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Conservative Allocation Fund                               o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Diversified Income Fund                                    o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS High Income Fund                                           o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS International Stock Fund                                   o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Large Cap Growth Fund                                      o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Large Cap Value Fund                                       o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Mid Cap Growth Fund                                        o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Mid Cap Value Fund                                         o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Moderate Allocation Fund                                   o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Small Cap Growth Fund                                      o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
         MEMBERS Small Cap Value Fund                                       o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
3     To approve an amendment and restatement of the fundamental
      investment restriction regarding the ability of each Fund to                  FUND SPECIFIC VOTE
      borrow, as described in the proxy statement.
-------------------------------------------------------------------------------------------------------------
        MEMBERS Aggressive Allocation Fund                                  o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Bond Fund                                                   o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------

        MEMBERS Cash Reserves Fund                                          o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Conservative Allocation Fund                                o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Diversified Income Fund                                     o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS High Income Fund                                            o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS International Stock Fund                                    o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Large Cap Growth Fund                                       o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Large Cap Value Fund                                        o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Mid Cap Growth Fund                                         o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Mid Cap Value Fund                                          o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Moderate Allocation Fund                                    o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Small Cap Growth Fund                                       o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Small Cap Value Fund                                        o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
4.a   To approve manager of managers authority for each of the                     FUND SPECIFIC VOTE
      Funds, as described in the proxy statement.
-------------------------------------------------------------------------------------------------------------
        MEMBERS Aggressive Allocation Fund                                  o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Bond Fund                                                   o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Cash Reserves Fund                                          o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Conservative Allocation Fund                                o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Diversified Income Fund                                     o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS High Income Fund                                            o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS International Stock Fund                                    o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Large Cap Growth Fund                                       o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Large Cap Value Fund                                        o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Mid Cap Growth Fund                                         o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Mid Cap Value Fund                                          o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Moderate Allocation Fund                                    o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Small Cap Growth Fund                                       o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
        MEMBERS Small Cap Value Fund                                        o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
4.b    To approve the Subadvisory Agreement between Madison                        FUND SPECIFIC VOTE
       Asset Management, LLC and Shenkman Capital Management,
       Inc., for the High Income Fund as described in the proxy
       statement.
-------------------------------------------------------------------------------------------------------------
        MEMBERS High Income Fund                                            o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
4.c    To approve the Subadvisory Agreement between Madison
       Asset Management, LLC and Wellington Management LLP,                        FUND SPECIFIC VOTE
       for the Small Cap Value Fund as described in the proxy
       statement.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
       MEMBERS Small Cap Value Fund                                         o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
4.d    To approve the Subadvisory Agreement between Madison                        FUND SPECIFIC VOTE
       Asset Management, LLC and Paradigm Asset Management,
       LLC, for the Small Cap Growth Fund as described in the proxy statement
-------------------------------------------------------------------------------------------------------------
       MEMBERS Small Cap Growth Fund                                        o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------
4.e    To approve the Subadvisory Agreement between Madison
       Asset Management, LLC and Lazard Asset Management LLC,                      FUND SPECIFIC VOTE
       for the International Stock Fund as described in the proxy statement.
-------------------------------------------------------------------------------------------------------------
       MEMBERS International Stock Fund                                     o   For o    Against o    Abstain
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If you have questions regarding the voting process, please call (800)877-6089.
                                                            --------------------
                                                             Cancel Vote & Exit
                                                            --------------------